Exhibit 4.4

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Agreement”), is made as of October 19, 2007, by and among (i) Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), (ii) all holders of the Company’s common stock listed on Exhibit A (referred to herein individually as a “Founder” and collectively as the “Founders”), (iii) the Series C Investors listed on Exhibit B (the “Series C Investors”), (iv) the Series D Investors listed on Exhibit C (the “Series D Investors”), (v) the Series F Investors listed on Exhibit D (the “Series F Investors”) and (vi) the Series H Investors listed on Exhibit E (the “Series H Investors,” together with the Series C Investors, Series D Investors and Series F Investors, the “Investors”). The Founders and the Investors may be referred to herein individually as a “Stockholder,” and collectively as “Stockholders.” This Agreement amends and restates the Investor Rights Agreement dated as of April 28, 2000, as such Investor Rights Agreement was amended and restated as of September 20, 2001 and June 2, 2004, respectively.

WHEREAS, the Company, the Founders, the Series C Investors, the Series D Investors and the Series F Investors are each party to that certain Second Amended and Restated Investor Rights Agreement, dated June 2, 2004 (the “Second Amended and Restated IRA”) in connection with the issuance by the Company (a) to the Series C Investors of 5,100,500 shares of the Company’s Series C Convertible Preferred Stock, $.001 par value per share, convertible into shares of the Company’s common stock, $.001 par value per share (the “Series C Stock”), (b) to the Series D Investors of 6,390,866 shares of the Company’s Series D Convertible Preferred Stock, par value $.001 per share, convertible into shares of the Company’s common stock, $.001 par value per share (the “Series D Stock”) and (c) to the Series F Investors of 925,412 shares of the Company’s Series F Convertible Preferred Stock, par value $.001 per share, convertible into shares of the Company’s common stock, $.001 par value per share (the “Series F Stock”) and warrants to purchase an additional 441,826 shares of Series F Stock (the “Warrant Shares”);

WHEREAS, the Series H Investors have purchased shares (the “Series H Stock”) of the Company’s Series H Convertible Preferred Stock, $.001 par value per share, convertible into shares of the Company’s common stock, $.001 par value per share, pursuant to the terms of that certain Securities Purchase Agreement, dated October 10, 2007, by and among the Series H Investors and the Company (the “Securities Purchase Agreement”) (the Series C Stock, Series D Stock, Series F Stock and the Series H Stock may be referred to herein collectively as the “Investor Preferred Stock”);

WHEREAS, Series C Investors, Series D Investors and Series F Investors party hereto, holding in the aggregate a sufficient number of shares of Series C Stock, Series D Stock and Series F Stock necessary to amend the Second Amended and Restated IRA in accordance with the provisions of Section 8.3 thereof, desire, as hereinafter provided, to amend and restate the Second Amended and Restated IRA in order to add the Series H Investors as parties thereto; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company that the Company enter into this Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

1.	GENERAL PROVISIONS

1.1 Amendment and Restatement of Second Amended and Restated IRA. The Second Amended and Restated IRA is hereby amended and restated and superceded and replaced in its entirety by this Agreement.

1.2 Shares Subject to this Agreement. The Stockholders expressly agree that the terms and restrictions of this Agreement shall apply to all shares of the Company’s capital stock which any of them now owns or hereafter acquires by any means, including, without limitation, by purchase, assignment or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction, and to any shares of capital stock of any successor in interest of the Company, whether by sale, merger, consolidation or other similar transaction, or by purchase, assignment or operation of law (the “Shares”).

1.3 No Partnership Relationship. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the creation, management and operation of the Company shall not create or imply a general partnership between or among the Investors and shall not make any Investor the agent or partner of any other Investor for any purpose.

1.4 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” has the meaning ascribed to that term in Rule 12b-2 under the Exchange Act, or any successor rule.

“Commission” shall mean the United States Securities and Exchange Commission and any successor agency of the Federal government administering the Securities Act and the Exchange Act.

“Common Stock” shall mean (i) the common stock, par value $.001 per share, of the Company, (ii) any other capital stock of the Company, however designated, authorized on or after the date hereof, which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

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“Initial Public Offering” shall mean the first underwritten public offering of Common Stock of the Company at a price per share no less than $6.14 (subject to appropriate adjustment for stock splits, reverse stock splits, stock dividends, combinations and other similar recapitalization events), offered on a firm commitment basis pursuant to a registration statement filed with the Commission under the Securities Act on Form S-1 or its then equivalent, in which the aggregate gross proceeds to the Company equals or exceeds $40,000,000.

“Person” means an individual, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

The terms “register”, “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement under the Securities Act, or, as the context may require, under the Exchange Act or applicable state securities laws.

“Registrable Securities” shall mean (i) shares of Common Stock or other securities issued or issuable pursuant to the conversion of the Investor Preferred Stock (including the Warrant Shares); and (ii) any shares of Common Stock or other securities issued or issuable pursuant to the conversion of the Investor Preferred Stock upon any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event, excluding in any event securities which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act; provided that, with respect to any holder (other than Persons who are Affiliates of the Company), shares of Common Stock or other securities held by such holder shall cease to be Registrable Securities at such time when such holder can sell such shares of Common Stock or other securities pursuant to Rule 144(k) under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Common Stock issued or issuable upon conversion of the Investor Preferred Stock even if such conversion has not been effected.

“Registration Expenses” shall mean the expenses so described in Section 4.7(a).

“Securities Act” shall mean the Securities Act of 1933, as amended, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” shall mean the expenses so described in Section 4.7(a).

“Series H Original Issue Date” shall mean the date on which shares of Series H Stock were first issued.

“Subsidiary” or “Subsidiaries” shall mean any corporation, partnership, trust or other entity of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of any class of equity security of such corporation, partnership, trust or other entity.

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2.	PREEMPTIVE RIGHTS

2.1 Notice of New Issuance. Except with respect to “Exempt Issuances” as defined in Section 2.3, in the event that the Company plans to issue any (i) shares of Common Stock, (ii) warrants, options or other rights to purchase Common Stock (collectively, “Rights”), or (iii) any debentures or other securities (including capital stock) convertible into or exchangeable for shares of Common Stock (collectively, “Convertible Securities”), the Company will deliver to the Investors a notice (the “Offer Notice”), promptly upon the completion of such issuance (the “New Issuance”), stating the price and other terms and conditions thereof.

2.2 Right to Purchase Shares, Rights or Convertible Securities. In the event of a New Issuance (other than an Exempt Issuance), the Investors shall have the right to purchase such number of shares of Common Stock, Rights or Convertible Securities at the price and on the terms upon which such New Issuance was made, such that, after giving effect to the issuance to the Investors and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such Rights and Convertible Securities, each Investor who exercises such right will continue to maintain his, her or its same proportionate ownership of Common Stock as of the date immediately preceding the New Issuance, treating each Investor, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to him, her or it, as the case may be, upon conversion, exercise and exchange of all Rights and Convertible Securities held by him, her or it on the date immediately preceding the New Issuance and assuming the like conversion, exercise and exchange of all such securities held by other Persons. The rights set forth in this Article 2 shall be exercised by the Investors, if at all, by written notice to the Company delivered not later than thirty (30) days after the receipt by the Investors of the Offer Notice in accordance with the terms and conditions stated therein and such right shall expire at the end of the thirtieth day after the day of the receipt by the Investors of the Offer Notice.

2.3 Exempt Issuances. The issuances referred to in Section 2.1 which will not give the Investors the rights described in Section 2.2 (the “Exempt Issuances”) are issuances in which shares of Common Stock or Rights or Convertible Securities of the Company are issued or deemed issued (i) as a dividend or distribution payable pro rata to all holders of Common Stock or other securities of the Company; (ii) in connection with Rights to purchase up to six million (6,000,000) shares of Common Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Common Stock) issued or issuable to employees, consultants, officers and directors of the Company pursuant to the Company’s 1996 Employee, Director and Consultant Stock Plan, 2005 Employee, Director and Consultant Stock Plan or any other equity plan or arrangement approved by the Company’s Board of Directors in accordance with Section 6.2(d) unless a higher number of Rights is approved by holders of at least fifty percent (50%) of the Investor Preferred Stock, voting together as a single class on an as-converted basis; (iii) in connection with the exercise of any preemptive or percentage maintenance rights outstanding on the date hereof; (iv) in connection with the conversion or exercise of any Rights or Convertible Securities outstanding on the date hereof; (v) in connection with an acquisition by the Company of stock or assets of another Person, provided that the Company acquires at least fifty percent (50%) of the voting power of the other Person, and the acquisition has been approved in accordance with Section 6.2(f); (vi) in connection with

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commercial or equipment financing not to exceed an amount equal to four percent (4%) of the fully-diluted equity of the Company immediately after the final closing of the Series H Stock transaction; or (vii) in connection with the Company’s Initial Public Offering.

2.4 Termination. The respective rights and obligations of the parties under this Article 2 shall terminate upon to the consummation of the Company’s Initial Public Offering.

3.	RESTRICTIONS ON TRANSFER; INVESTOR PARTICIPATION IN SALES

3.1 Restrictions on Transfer by Stockholders. The Stockholders hereby agree to the provisions set forth in this Article 3 with respect to any sale, transfer or other disposition of Shares, in the event such sale, transfer or disposition is allowed pursuant to Section 4.2 hereof.

3.2 Non-Complying Transfers Prohibited. Each Stockholder understands that he may not sell, assign, transfer, exchange, gift, devise, pledge, hypothecate, encumber or otherwise alienate or dispose of any Shares, or any right or interest therein, whether voluntarily or involuntarily, by operation of law or otherwise, except in accordance with this Agreement. Any such purported transfer in violation of any provision of this Agreement and all actions by the purported transferor and transferee in connection therewith shall be of no force or effect. The Company shall not recognize such purported transfer for any purpose, including, without limitation, for the purposes of dividend and voting rights. If any transfer of Shares is made or attempted contrary to the provisions of this Agreement or if any Shares are not offered as required by this Agreement, the Company or the other holders of Shares of the Company shall have the right to purchase such Shares from each such transferring Stockholder or each such transferee at any time before or after each such purported transfer, as hereinafter provided. In addition to any other legal or equitable remedies the Company or such other holders may have, the Company and such other holders may enforce this right by actions for specific performance, to the extent permitted by law.

3.3 Rights of First Refusal on Voluntary Transfers.

(a) Right of First Refusal of the Company. Except as otherwise provided herein, any Stockholder who intends to sell, assign, transfer or otherwise voluntarily alienate or dispose of any Shares in one transaction or a series of related transactions (the “Selling Stockholder”) shall, prior to any such transfer, give written notice (the “Selling Stockholder’s Notice”) of such intention to the Company and to the Investors. The Selling Stockholder’s Notice shall include the name of the proposed transferee, the proposed purchase price per Share, the terms of payment of such purchase price and all other matters relating to such sale and shall be accompanied by a copy of a binding written agreement of the proposed transferee to purchase such Shares from the Selling Stockholder. The Selling Stockholder’s Notice shall constitute a binding offer by the Selling Stockholder to sell to the Company or its designee all or any part of such number of Shares (the “Offered Shares”) then owned by the Selling Stockholder as are proposed to be sold in the Selling Stockholder’s Notice at the monetary price per Share designated in the Selling Stockholder’s Notice, payable as provided in Section 3.3(c). Not later than twenty (20) days after receipt of the Selling Stockholder’s Notice, the Company shall deliver written notice to the Selling Stockholder stating whether the Company has accepted the offer stated in the Selling Stockholder’s Notice (in whole or in part); provided, however, that the

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Company shall not accept such offer without the prior approval of Company’s Board of Directors (including each of the Series H Directors (as hereinafter defined)). The closing of any purchase of the Offered Shares by the Company shall take place on the later of (i) fifteen (15) days after the end of the twenty (20) day period set forth above and (ii) the date on which the Investors consummate any purchase of Offered Shares pursuant to Section 3.3(b) below. Notwithstanding anything to the contrary contained herein, the Company may accept the offer stated in the Selling Stockholder’s Notice without the prior approval of the Company’s Board of Directors as required by this Section 3.3(a) in the event that the Company has not purchased in excess of fifty thousand (50,000) Shares pursuant to this Section 3.3(a) (subject to appropriate adjustment for stock splits, stock dividends, combinations and similar recapitalization events) during any twelve (12) month period.

(b) Right of First Refusal of the Investors. If the Company does not accept the offer to purchase all of the Offered Shares within the twenty (20) day period provided in Section 3.3(a), no later than the end of such twenty (20) day period the Company shall give notice (the “Company Notice”) of that fact to each Investor and each Investor shall have the right to purchase all or any part of its Proportionate Percentage (as defined below) of the Offered Shares not purchased by the Company or its designee (the “Remaining Shares”), at the monetary price per Share designated in the Selling Stockholder’s Notice, payable as provided in Section 3.3(c). Not later than fifteen (15) days after delivery of the Company Notice, each Investor shall deliver to the Company, the other Investors and the Selling Stockholder a written notice stating whether such Investor has accepted the offer stated in the Selling Stockholder’s Notice with respect to its Proportionate Percentage of the Remaining Shares. If one (1) or more of the Investors elects not to purchase all of the Remaining Shares which it is entitled to purchase pursuant to this Section 3.3(b), the other Investors, by written notice to the Company and the Selling Stockholder within five (5) days after the end of the fifteen (15) day period set forth above, may elect to purchase all or a part of such unpurchased Remaining Shares without the consent of any non-purchasing Investors, pro rata between or among them or in such other manner as they may agree. The closing of any purchase of the Remaining Shares by the Investors shall take place no later than fifteen (15) days after the end of the fifteen (15) day period set forth above. As used in this Section 3.3(b), “Proportionate Percentage” shall mean with respect to each Investor a fraction, the numerator of which is the number of Shares owned by such Investor (calculated on a fully diluted basis), and the denominator of which is the total number of Shares owned by all Investors (calculated on a fully diluted basis).

(c) Closing. The place for the closing of any purchase and sale described in Section 3.3(a) or Section 3.3(b) shall be the principal office of the Company or at such other place as the parties shall agree. At the closing, the Selling Stockholder shall accept payment on the terms (including price) offered by the proposed transferee named in the Selling Stockholder’s Notice, provided, however, that the Company and the Investors shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of consideration in the form of other securities in exchange for the Shares proposed to be sold. At the closing, the Selling Stockholder shall deliver to the Company or the Investors, as the case may be, in exchange for Shares purchased and sold at the closing, certificates for the number of Shares stated in the Selling Stockholder’s Notice, accompanied by duly executed instruments of transfer.

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(d) Transfers to Third Parties. If the Company and the Investors in the aggregate fail to accept the offer stated in the Selling Stockholder’s Notice with respect to all of the Offered Shares, then the Selling Stockholder shall be free to sell any of the remaining shares of the Offered Shares not purchased by the Company and the Investors at a price and on terms no less favorable to the Selling Stockholder than described in the Selling Stockholder’s Notice, provided, however, that such sale is consummated within ninety (90) days after the giving of the Selling Stockholder’s Notice pursuant to Section 3.3(a). As a condition precedent to the effectiveness of a transfer pursuant to this Section 3.3(d), the proposed transferee(s) shall agree in writing prior to such transfer to become a party to this Agreement and shall thereafter be permitted to transfer Shares only in accordance with this Agreement.

3.4 Participation in Sales.

(a) Take-Along Right. In the event that a Stockholder (the “Offeree”) receives a bona fide offer from a third party or parties, other than from a Permitted Transferee (as defined below) or any other Stockholder (the “Offeror”), to acquire any of his, her or its Shares (the “Take-Along Shares”) for a specified price payable in cash or otherwise and on specified terms and conditions (the “Offer”), and the Offeree proposes to sell or otherwise transfer the Take-Along Shares to the Offeror pursuant to the Offer, the Offeree shall not effect such sale or transfer unless each Investor is first given the right to sell to the Offeror, at the same price per Share and on the same terms and conditions as stated in the Offer, the same proportion of shares of Common Stock (or shares of Investor Preferred Stock then convertible into such number of shares of Common Stock) then owned by such Investor, as the proportion that the number of the Take-Along Shares bears to the total number of shares of Common Stock held by the Offeree and all Investors on the date of the Company Notice.

(b) Notices of Offer and Intent to Participate. If an Investor wishes to participate in any sale pursuant to Section 3.4(a) it shall notify the Offeree in writing of such intention and the number of Shares it wishes to sell pursuant to this Section 3.4(b) not later than fifteen (15) days after delivery of the Company Notice (as described in Section 3.3(b) above). If the Offeree does not receive such notice from an Investor within such fifteen (15) day period, the Offeree shall be free to consummate the proposed transaction without any obligation to include such Investor’s Shares in such transaction.

(c) Sale of Take-Along Shares. The Offeree and each Investor who has provided timely notice in accordance with Section 3.4(b) above shall sell to the Offeror all, or at the option of the Offeror, any part of the Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Offeror than those stated in the Offer, provided, however, that any purchase of less than all of such Shares by the Offeror shall be made from the Offeree and each such Investor pro rata based upon the relative amount of the Shares that the Offeree and such Investor is entitled to sell pursuant to Section 3.4.

3.5 Drag Along Obligation. If at any time after the fourth anniversary of the Series H Original Issue Date, holders representing at least sixty-six and two-thirds percent (66-2/3%) of the Investor Preferred Stock then outstanding (the “Selling Investors”) shall approve (a) a proposal from a Person for the transfer, directly or indirectly, of a majority of the Company’s stock to such Person (a “Stock Sale”), (b) the merger or consolidation of the Company with or

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into another Person in which the Company’s stockholders will receive cash or securities of any other Person for their shares or (c) the sale by the Company or its Subsidiaries of all or substantially all of their assets to a Person, in each of the above cases for a specified price payable in cash or otherwise and on specified terms and conditions (a “Sale Proposal”), then the Company shall deliver a written notice (a “Required Sale Notice”) with respect to such Sale Proposal to each Stockholder stating that the Selling Investors have approved a Sale Proposal and proposes to effect the Sale Proposal and providing the identity of the Persons involved in such Sale Proposal and the terms thereof. Each such Stockholder, upon receipt of a Required Sale Notice, shall be obligated, which obligation shall be enforceable by the Selling Investors and the Company, to participate in the transaction (a “Required Sale”) contemplated by the Sale Proposal, and agrees as follows:

(a) if such transaction requires stockholder approval, with respect to all Shares that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of, and adopt, such Sale Proposal (together with any related amendment to the Company’s Certificate of Incorporation required in order to implement such Sale Proposal) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale Proposal;

(b) if such transaction is a Stock Sale, to sell the same proportion of Shares beneficially held by such Stockholder as is being sold by the Selling Investors to the Person to whom the Selling Investors propose to sell their Shares on the same terms and conditions as the Selling Investors;

(c) to execute and deliver all related documentation and take such other action in support of the Sale Proposal as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 3.5, including, without limitation, executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents;

(d) not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares owned by such party or Affiliate in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the acquiror in connection with the Sale Proposal; and

(e) if the consideration to be paid in exchange for the Shares pursuant to this Section 3.5 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

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Any Required Sale Notice may be rescinded by the Company upon the request of the Selling Investors by delivering written notice thereof to all of the Stockholders.

3.6 Transfers to Permitted Transferees. The provisions contained in this Article 3 shall not apply to (a) transfers by a Stockholder to an Affiliate of such Stockholder, (b) if such Stockholder is a corporation, transfers to the stockholders of such corporation pursuant to a duly declared dividend, (c) transfers to any nominee of such Stockholder made solely for bona fide internal administrative purposes, (d) transfers by a Stockholder to such Stockholder’s spouse, children or other member of such Stockholder’s immediate family, or to a trust for the benefit of such persons, (e) transfers by a Stockholder to the trustee or trustees of a trust revocable solely by such Stockholder, (f) transfers by a Stockholder to such Stockholder’s guardian or conservator, (g) transfers by a Stockholder, in the event of such Stockholder’s death, to such Stockholder’s executor(s) or administrator(s) or to trustee(s) under such Stockholder’s will or (h) transfers of (1) an aggregate of 770,000 shares of Series C Stock by Schweizerhall Holding AG to Omega Fund III, L.P., (2) an aggregate of 65,732 shares of Series F Stock by Schweizerhall Holding AG to Omega Fund III, L.P. and (3) warrants for the purchase of an aggregate of 16,433 shares of Series F stock by Schweizerhall Holding AG to Omega Fund III, L.P. (collectively, “Permitted Transferees”); provided, however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to the provisions of this Article 3, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

3.7 Waiver. From time to time the Company and/or each of the Stockholders may waive their rights hereunder either generally or with respect to one or more specified transfers which have been proposed, attempted or made.

3.8 Termination. The respective rights and obligations of the parties under this Article 3 shall terminate upon the consummation of the Company’s Initial Public Offering or a merger, acquisition or other form of corporate reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction) and pursuant to which the holders of the outstanding voting securities of the Company immediately prior to such consolidation, merger or other transaction fail to hold (in substantially the same percentages) equity securities representing a majority of the voting power of the Company or surviving entity immediately following such consolidation, merger or other transaction (excluding voting securities of the acquiring corporation held by such holders prior to such transaction), or the sale of all or substantially all of the assets of the Company.

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4.	TRANSFER OF REGISTRABLE SECURITIES; REGISTRATION

4.1 Restrictive Legend. Each certificate representing Registrable Securities shall, except as otherwise provided in this Section 4.1 or in Section 4.2, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED OR THE TRANSFEREE IS AN AFFILIATE OF THE HOLDER; PROVIDED THAT THE CORPORATION SHALL NOT REQUIRE SUCH OPINION OF COUNSEL WITH RESPECT TO TRANSFERS MADE PURSUANT TO RULE 144 OR REGULATIONS UNDER THE SECURITIES ACT.”

In addition to the foregoing, each certificate representing Registrable Shares held by a Founder shall also be stamped or otherwise imprinted with a legend substantially in the following form:

“THE SHARES REPRESENTED HEREBY ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN A CERTAIN STOCK SUBSCRIPTION AND RIGHT OF FIRST REFUSAL AGREEMENT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE TERMS THEREOF. THE COMPANY WILL FURNISH A COPY OF THE FULL TEXT OF SUCH RESTRICTIONS TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

4.2 Notice of Proposed Transfer. Subject to the provisions of Article 3, prior to any proposed sale, pledge, hypothecation or other transfer of any Registrable Securities (other than under the circumstances described in Section 4.3, 4.4 or 4.5), the holder thereof shall give written notice to the Company of its intention to effect such sale, pledge, hypothecation or other transfer. Each such notice shall describe the manner of the proposed sale, pledge, hypothecation or other transfer and, if requested by the Company shall be accompanied by either (i) an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed sale, pledge, hypothecation or other transfer may be effected without registration under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel or “no-action” letter shall be required by the Company (A) for a distribution to one or more partners of the transferor (in the case of a transferor that is a partnership) or to a stockholder (in the case of a transferor that is a corporation) in each case in respect of the beneficial interest of such partner or stockholder, or to an affiliate of such transferor, or (B) in the case of a transfer made in accordance with the provisions of Rule 144 or Regulation S under

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the Securities Act, although such opinion of counsel may be required by an independent transfer agent of the Company after the Initial Public Offering. Each certificate for Registrable Securities transferred as above provided shall bear the appropriate restrictive legend or legends, as the case may be, set forth in Section 4.1, except that such certificate shall not bear the first such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel or “no-action” letter referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act or that the first such legend is not required to establish compliance with any provisions of the Securities Act. Notwithstanding any other provision hereof, the restrictions provided for in this Section 4.2 shall not apply to securities that are not required to bear the legends prescribed by Section 4.1 in accordance with the provisions of that Section.

4.3 Required Registration.

(a) At any time after the earlier of (i) 180 days after the effective date of the registration statement covering the first underwritten public offering of Common Stock of the Company (an “IPO”) and (ii) the third anniversary of the Series H Original Issue Date, holders of at least forty percent (40%) of the Investor Preferred Stock (including Common Stock issuable upon conversion thereof), together as a single class, on three occasions only may request the Company to register for sale under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting holder or holders for sale in the manner specified in such notice; provided, however, that in the event of any such request, the aggregate offering price of shares of Registrable Securities to be registered on any such registration statement, net of underwriting discounts and commissions, is at least Five Million Dollars ($5,000,000). Notwithstanding anything to the contrary contained herein, the Company shall not be required to effect a registration pursuant to this Section 4.3 during the period commencing sixty (60) days prior to the estimated filing date of, and ending on the date which is one hundred eighty (180) days after the closing date of, a registration statement filed by the Company covering an underwritten public offering of the Common Stock under the Securities Act, provided the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective and such estimate of the filing date is made in good faith. If the Company shall furnish to the holders of Registrable Securities a certificate signed by its President stating that in the good faith judgment of its Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at such time, then the Company’s efforts to cause a registration statement to be filed shall be deferred for a period not to exceed four (4) months in any twelve (12) month period, provided that in such event, if the Company does not effect a registration requested pursuant to this Section 4.3, such request shall not be counted for purposes of the limitations on registrations set forth above and in Section 4.3(b).

(b) Following receipt of any notice under this Section 4.3, the Company shall immediately notify all holders of Registrable Securities from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their shares of Registrable Securities. The Company shall use reasonable best efforts to register

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under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the receipt of such notice by such holders). The Company shall be obligated to register the Registrable Securities pursuant to this Section 4.3 on three (3) occasions only if requested by holders of at least forty percent (40%) of the Investor Preferred Stock, including, in each case Common Stock issuable upon conversion thereof, provided, further, that such obligation shall be deemed satisfied only when a registration statement covering all shares of Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, sixty-six and two-thirds percent (66-2/3%) or more of such shares shall have been sold pursuant thereto. The Company shall not be obligated to register, pursuant to this Section 4.3, the Registrable Securities of any holder who fails to provide promptly to the Company such information as the Company may reasonably request at any time to enable the Company to comply with any applicable law or regulation or to facilitate preparation of the registration statement.

(c) If the holders requesting such registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall (i) so advise the Company as a part of their request made pursuant to this Section 4.3 and the Company shall include such information in the written notice referred to in paragraph (b) above and (ii) designate the managing underwriter of such offering, which managing underwriter shall be reasonably acceptable to the Company. The right of any holder to registration pursuant to this Section 4.3 shall be conditioned upon such holder’s agreeing to participate in such underwriting and to permit inclusion of such holder’s Registrable Securities in the underwriting. A holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

(d) A registration statement filed pursuant to this Section 4.3 may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for its own account, (ii) shares of Common Stock held by officers or directors of the Company and (iii) shares of Common Stock held by persons entitled to include such shares in such registration pursuant to “incidental” or “piggyback” registration rights granted to such persons in accordance with Section 4.14 (the “Other Shareholders”), in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company, such officers and directors and Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting on terms no less favorable to such officers, directors or Other Shareholders than the terms afforded the holders of Registrable Securities. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock held by officers or directors or by Other Shareholders (other than Registrable Securities) and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter, and unless the holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares held by the directors and officers of the Company and the Other Shareholders to the extent

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required by the managing underwriter, then to the shares of Common Stock of the Company to be included for its own account to the extent required by the managing underwriter. If the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be registered under this Section 4.3, then Registrable Securities shall be excluded in such manner that the securities to be sold shall be allocated pro rata among the selling holders based on their ownership of Registrable Securities. If, in such event, the managing underwriter reduces the number of shares of Registrable Securities to be registered under this Section 4.3 to an amount which is less than fifty percent (50%) of the number of shares specified in notices received under this Section 4.3, then such registration shall not be counted for purposes of the limitations on registrations set forth in Section 4.3(b). In any event, all securities to be sold other than Registrable Securities will be excluded prior to any exclusion of Registrable Securities. No Registrable Securities or any other security excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If any holder of Registrable Securities, officer, director or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration.

4.4 Incidental Registration. Except for the IPO, if the Company at any time (other than pursuant to Section 4.3 or 4.5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to all holders of the Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any or all of its Registrable Securities, the Company will use reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this Section 4.4. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 4.4 shall be conditioned upon such holder’s participation in such underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4.4, if the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated (i) first to the Company with respect to shares of Common Stock being sold for its own account, (ii) second, to holders of Registrable Securities requesting registration in proportion, as

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nearly as practicable, to the respective amounts of securities owned by them and (iii) third, to Other Shareholders requesting registration in proportion, as nearly as practicable, to the respective amounts of securities owned by them; provided that, with respect to any registration statement declared effective during the first six months following the IPO, at least twenty-five percent (25%) of the securities included in such registration statement will be Registrable Securities. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4.4 without thereby incurring any liability to the holders of Registrable Securities. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

4.5 Registration on Form S-3. In addition to the rights provided in Sections 4.3 and 4.4, subject to a limit of one (1) registration hereunder in any six-month period, if at any time (i) any holder or holders of the Registrable Securities request that the Company file a registration statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would be at least One Million Dollars ($1,000,000), and (ii) the Company is a registrant entitled to use Form S-3 or any comparable or successor form thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Whenever the Company is required by this Section 4.5 to use its reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4.3, including, but not limited to, the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering, shall apply to such registration. If the holders requesting such registration notify the Company that they intend to distribute the Registrable Securities covered by their request by means of an underwriting, and if the managing underwriter in connection with such underwriting determines that marketing factors require a limitation on the number of shares to be underwritten, then notwithstanding any other provision of this Section 4.5, such limitation will be imposed pro rata with respect to all Registrable Securities whose holders have requested inclusion in such registration pursuant to this Section 4.5 provided that, in any event, all securities to be sold other than Registrable Securities will be excluded prior to any exclusion of Registrable Securities.

4.6 Registration Procedures. If and whenever the Company is required by the provisions of Section 4.3, 4.4 or 4.5 to use reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4.3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

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(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(d) use reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

(e) use reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) comply with all applicable rules and regulations under the Securities Act and Exchange Act;

(g) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h) if the offering is underwritten and at the request of any seller of Registrable Securities, use reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the

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meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(i) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two (2) business days prior to any sale of Registrable Securities; and

(k) permit any holder of Registrable Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

For purposes of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or one hundred and eighty (180) days after the effective date thereof, provided, however, in the case of any registration of Registrable Securities on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

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In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

4.7 Expenses.

(a) All expenses incurred by the Company in complying with Sections 4.3, 4.4, 4.5 and 4.6 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company, and reasonable fees and disbursements (not to exceed Thirty Thousand Dollars ($30,000)) of one counsel selected by a majority in interest of the sellers of Registrable Securities, but excluding any Selling Expenses (defined below), are called “Registration Expenses”. All underwriting discounts, underwriting selling commissions and brokerage commissions applicable to the sale of Registrable Securities are called “Selling Expenses”.

(b) The Company will pay all Registration Expenses in connection with each registration statement under Section 4.3, 4.4 or 4.5. All Selling Expenses in connection with each registration statement under Section 4.3, 4.4 or 4.5 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

4.8 Indemnification and Contribution.

(a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, the Company will indemnify and hold harmless each holder of Registrable Securities, its officers, directors, partners and employees, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, partner, employee, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the

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Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used reasonable best efforts to so register or qualify the Registrable Securities) and will reimburse each such seller, and such officer, director, partner and employee, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable in any such case (i) if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by any such holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, or (ii) in the case of a sale directly by such holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such holder of Registrable Securities to engage in a distribution solely on behalf of such holder of Registrable Securities), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such holder of Registrable Securities failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act or any state securities laws.

(b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Securities, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4.3, 4.4 or 4.5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being

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so incurred, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, however, that in no event shall any indemnity hereinunder exceed the net proceeds from the offering received by such seller. Not in limitation of the foregoing, it is understood and agreed that the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4.8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.8 if and to the extent the indemnifying party is substantially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 4.8 but it is judicially determined (by the entry of a final

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judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 4.8; then, and in each such case the Company and such holder will contribute to such aggregate losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also reflective of the relative benefits received by the Company on the one hand and by such holder on the other, provided, however, that, in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The relative benefits received by the Company on the one hand and such holder on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such holder. The relative fault of the Company on the one hand and of such holder on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or such holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The indemnities and obligations provided in this Section 4.8 shall survive the transfer of any Registrable Securities by such holder.

4.9 Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

4.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, except as provided in paragraph (c) below, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor rule);

(b) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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(c) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

4.11 “Market Stand-Off” Agreement. Each holder of Registrable Securities agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, (i) not to lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by such holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, whether in privately negotiated or open market transactions, during the one hundred and eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act with respect to the Initial Public Offering, provided that all Other Shareholders, all officers and directors of the Company, all Founders, all persons including shares in such offering and all holders of one percent (1%) or more of the outstanding shares of all classes of capital stock of the Company enter into similar agreements for periods of equal or greater length. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

4.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article 4 may be assigned (but only with all related obligations) by a holder of Registrable Securities to a transferee or assignee of such securities (y) who is not an operating company engaged in a business activity directly competitive with the Company (as reasonably determined by the Company’s Board of Directors) and who after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and similar recapitalization events); provided, however, no Investor shall be deemed to be engaged in a business activity directly competitive with the Company, or (z) who is an Affiliate or a constituent partner of such holder; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if (i) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and (ii) the transferee or assignee shall acknowledge in writing that the transferred or assigned Registrable Securities shall remain subject to this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or

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spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Article 4.

4.13 Conditions to Registration Obligations. The Company shall not be obligated to effect the registration of Registrable Securities pursuant to Sections 4.3, 4.4 and 4.5 unless all holders of shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law including, without limitation:

(a) conditions requiring such holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering; and

(b) conditions requiring the holders of Registrable Securities to enter into an underwriting agreement in form and substance reasonably satisfactory to the Company and the holders of Registrable Securities.

4.14 Limitation on Subsequent Registration Rights. The Company shall not grant to any Person any registration rights that in any way conflict with those contained herein, so long as any of the registration rights under this Agreement remains in effect, provided, in any event, (i) any grant of demand, required or Form S-3 registration rights shall provide that the holders of Registrable Securities hereunder have incidental or “piggyback” registration rights with respect thereto in accordance with the provisions of Section 4.4 hereof; (ii) such demand, required or Form S-3 registration rights shall not become effective prior to the rights of the holders of Registrable Securities hereunder, and (iii) any grant of incidental or “piggyback” registration rights shall be junior in right of priority with the “piggyback” registration rights of holders of Registrable Securities hereunder.

4.15 No Conflict of Rights. The Company represents and warrants to each holder of Registrable Securities that other than the registration rights granted to the holders of the Company’s Series A Convertible Preferred Stock., $.001 par value per share, the holders of the Company’s Series B Convertible Preferred Stock, $.001 par value per share, certain covenants by and between the Company and Tufts University (“Tufts”) and Massachusetts Biotechnology Research Institute (“MBRI”), each pursuant to a certain Stock Subscription and Right of First Refusal Agreement dated March 31, 1997 by and between the Company and Tufts and MBRI, respectively, and the registration rights granted hereby, there are no other registration rights granted by the Company.

5.	BOARD OF DIRECTORS

5.1 Election of Directors. Each Stockholder shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising

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the Board of Directors of the Company at nine (9) or at such other number (not to exceed ten (10)) as the Board of Directors (including at least one (1) Series H Director (as defined below)) may determine from time to time, and to elect as directors (i) two (2) representatives of the Series C Stock, (A) one (1) of whom to be designated by Nomura International plc, and (B) one (1) of whom to be elected by a majority of the holders of Series C Stock issued and outstanding (together with the representative designated under clause (A), the “Series C Directors”), (ii) two (2) representatives of the Series H Stock, (A) one (1) of whom to be designated by Aisling Capital II, LP (initially Anthony Sun), and (B) one (1) of whom to be elected by a majority of the holders of Series H Stock issued and outstanding, (together with the representative designated under clause (A), the “Series H Directors”), (iii) Walter Gilbert, Ph.D. or his designee, (iv) Stuart B. Levy, M.D. or his designee, (v) the Company’s Chief Executive Officer (who currently is Thomas J. Bigger), and (vi) two (2) outside independent directors designated by Walter Gilbert, Ph.D., Stuart B. Levy, M.D. (or their respective designees) and the Company’s Chief Executive Officer (who currently are Kenneth J. Novack and Pieter Strijkert, Ph.D., the “Outside Directors”); provided, however, in the event that the Series H Directors request in good faith that the size of the Board of Directors of the Company be reduced to eight (8) for more efficient operation of such Board of Directors, such action will be taken as determined in good faith by, and with the approval of, the Company’s Chief Executive Officer, the Chairman of the Company’s Board of Directors and the Series H Directors. Without limiting the generality of the foregoing, at each annual meeting of the stockholders, and at each special meeting of the stockholders called for the purpose of electing directors of the Company, and at any time at which the stockholders have the right to, or shall, elect directors of the Company, then, and in each event, the Stockholders shall vote all Shares owned by them (or shall consent in writing in lieu of a meeting of stockholders, as the case may be) to set the number of, and to elect persons as, directors of the Company in accordance with the preceding sentence. Notwithstanding anything contained herein or in that certain Securities Purchase Agreement, dated June 2, 2004, by and among the Series F Investors and the Company to the contrary, subject to applicable law, Nomura International plc’s director nominee shall be permitted to disclose to Nomura International plc all information and materials furnished to directors at meetings or otherwise.

5.2 Removal of Directors; Filling of Vacancies. Notwithstanding anything to the contrary contained herein, in the event that the size of the Board of Directors of the Company is reduced to eight (8) directors pursuant to Section 5.1 hereof, such reduction shall be effected by eliminating an Outside Director. Each Stockholder shall take all action necessary to remove forthwith any director when such removal is requested for any reason, with or without cause, by the Persons that designated such director for election. In the case of the death, resignation or removal as herein provided of a director, each Stockholder shall vote all Shares owned by him, her or it to elect another person designated by the Persons that designated the deceased, resigning or removed director if, at the time such vacancy occurs, such Persons shall have the right to have a person designated by them elected as a director pursuant to Section 5.1. If any Person that is entitled to designate or elect, as the case may be, a director pursuant to Section 5.1 fails to designate or elect a sufficient number of directors to fill all directorships for which they are entitled to designate or elect pursuant to Section 5.1, then any directorship not so filled shall remain vacant until such time as such Person designates or elects an individual to fill such directorship; and no such directorship may be filled by stockholders of the Corporation other than by the stockholders of the Corporation that are entitled to designate or elect a person to fill such directorship. At any meeting held for the purpose of electing a director, the presence in

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person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section 5.2, a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 5.2.

5.3 Company Committees; Directors of Subsidiaries. The Company’s Board of Directors shall establish a Compensation Committee (the “Compensation Committee”) consisting of the Chairman of the Board, one Board member elected by the holders of the Series C Stock and one other Board member that is not an executive officer or otherwise affiliated with an executive officer of the Company. The Compensation Committee will be authorized by the Board of Directors (i) to establish compensation for senior management of the Company, (ii) to grant shares of Common Stock, Rights or Convertible Securities and other forms of compensation under the Company’s option plans or other equity arrangements and (iii) to make recommendations to the Board of Directors regarding the recruitment and termination of senior management. Notwithstanding anything contained herein to the contrary, each Series H Director shall be entitled to become a member of any committee of the Board of Directors of the Company, including, but not limited to, the Compensation Committee, as well as a member of the Board of Directors of any Subsidiary of the Company.

5.4 Board Observer Rights. The holders of a majority of outstanding shares of Series D Stock and, as long as Aisling Capital II, LP owns not less than ten percent (10%) of the Series H Stock it purchased pursuant to the Securities Purchase Agreement, Aisling Capital II, LP shall each have the right to designate one representative, reasonably acceptable to the Company, who shall be entitled to attend all meetings of the Company’s Board of Directors in a non-voting observer capacity, and to receive copies of all materials that the Company provides to its directors, provided that such representatives shall maintain the confidentiality of all information provided to them in such materials and in the course of their attendance at meetings of the Company’s Board of Directors, and provided further that such representatives may be excluded from any “executive session” of the Board of Directors at which, in the opinion of the Chairman of the Board of Directors exercised in good faith, such exclusion is necessary to preserve or protect the exercise of the Board of Directors’ fiduciary duties, to preserve the attorney-client privilege, to protect confidential information or to avoid a conflict of interest. The representative of Aisling Capital II, LP entitled to the rights set forth in this Section 5.4 shall initially be Dov Goldstein.

5.5 Contingent Expansion of the Board. If, at any time after the fourth anniversary of the Series H Original Issue Date, a Triggering Event (as hereinafter defined) occurs, the number of persons then comprising the Board of Directors of the Company shall be increased automatically from nine (9) to fifteen (15) and the Board of Directors shall be reconstituted (the “Reconstituted Board of Directors”) such that there shall be (i) two (2) Series C Directors, two (2) Series H Directors and two (2) Outside Directors, in each case as required by Section 5.1 hereof, (ii) three (3) directors, other than the Outside Directors, elected by the holders of Common Stock and of any other class or series of voting stock (including the Series C Stock and Series H Stock), voting together as a separate class, who shall be Walter Gilbert, Ph.D. or his designee, Stuart B. Levy, M.D. or his designee, and the Company’s Chief Executive Officer, and

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(iii) six (6) directors elected by the Selling Investors identified in Section 3.5 hereof, voting together as a single class; provided, however, if the number of persons comprising the Board of Directors of the Company at the time of the Triggering Event is eight (8), as permitted by Section 5.1 hereof, then the number of Outside Directors shall be one (1) and the total number of directors elected pursuant to clause (iii) above shall be five (5); provided, further, if the number of persons comprising the Board of Directors of the Company at the time of the Triggering Event is ten (10), as permitted by Section 5.1 hereof, then the total number of directors elected pursuant to clause (iii) above shall be seven (7). For the purposes hereof, a “Triggering Event” shall occur when both of the following events take place: (a) the Selling Investors identified in Section 3.5 hereof approve the merger or consolidation of the Company with or into another Person in which the Company’s stockholders will receive cash or securities of any other Person for their shares, thereby causing the Stockholders to be obligated to participate in such transaction pursuant to Section 3.5 hereof (a “Merger”), and (b) the Board of Directors of the Company, after receipt of a bona fide offer regarding the Merger (in the form of a term sheet or otherwise), elects not to approve the Merger at a duly called meeting or via written consent. Notwithstanding anything contained herein to the contrary, the Board of Directors of the Company shall only be expanded to become the Reconstituted Board of Directors pursuant to this Section 5.5 solely for the purpose of obtaining approval by the Reconstituted Board of Directors of the Merger and the actions directly related thereto that are the subject of a Triggering Event. In the event that the consummation of such Merger fails to occur for any reason within the time period set forth in any bona fide term sheet or other writing related to the Merger, in each case as may be amended or extended from time to time, or in the event that any action unrelated to such Merger is required to be voted on, the composition of the Board of Directors of the Company shall automatically revert back to the composition in effect immediately prior to the Reconstituted Board of Directors becoming effective. The rights and obligations contained in this Section 5.5 relating to the Merger that is the subject of a Triggering Event may be waived only by the Selling Investors identified in Section 3.5 hereof, voting together as a single class.

5.6 Reimbursement of Expenses. The Company shall promptly reimburse members of its Board of Directors and any observer permitted by Section 5.4 for reasonable travel and other out-of-pocket expenses incurred by them in connection with their attendance at meetings of the Company’s Board of Directors or committees thereof. If requested by the Company, such directors and observers shall provide the Company with documentation supporting any such expenses.

5.7 Termination of Article. The provisions of this Article 5 shall be of no further force or effect upon the consummation of the Company’s Initial Public Offering.

6.	NEGATIVE COVENANTS OF THE COMPANY.

6.1 The Company covenants and agrees that it will not, without first having obtained the affirmative vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Series C Stock, take any of the actions set forth in the following covenants and provisions:

(a) Amendments to the Charter and By-Laws. The Company will not amend the Certificate of Incorporation or By-Laws of the Company in any way which adversely affects the rights of the holders of the Series C Stock.

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(b) Reclassification of Capital Stock. The Company will not reclassify any other class of capital stock into shares having any preference or priority as to assets superior to that of the Series C Stock.

(c) Authorization of Capital Stock. The Company will not authorize or issue any shares of capital stock having any preferences or priority as to dividends or assets upon liquidation superior to that of the Series C Stock.

6.2 The Company covenants and agrees that it will not, without first having obtained the affirmative vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Series C Stock, the Series D Stock, the Series F Stock and the Series H Stock, voting together as a single class, take any of the actions set forth in the following covenants and provisions:

(a) Distributions. Neither the Company nor any Subsidiary will purchase, redeem, retire, or otherwise acquire for value any shares of its capital stock (or rights, options or warrants to purchase such shares) now or hereafter outstanding, or return any capital to its stockholders, and neither the Company nor any Subsidiary shall declare or pay any dividends or make any distribution of assets to its stockholders as such, except for repurchases of shares of Common Stock held by employees, consultants, directors, or officers of the Company that are subject to stock repurchase agreements under which the Company has the right to repurchase such shares in the event of termination of employment.

(b) Merger and Sale of Assets; Liquidation and Dissolution. The Company will not merge or consolidate with any other Person or sell, assign, lease or otherwise dispose of all or substantially all of its assets, in one transaction or in a series of transactions, nor dissolve, reorganize or liquidate the Company.

(c) Indebtedness. The Company will not incur indebtedness in excess of Five Million Dollars ($5,000,000) outstanding at any time unless such indebtedness has been approved by each of the Series C Directors and the Series H Directors.

(d) Option Plans and Equity Arrangements. The Company will not establish any new option plans or equity compensation arrangements.

(e) Dealings with Affiliates. The Company will not enter into any transaction or agreement, other than indemnification pursuant to statutory law and other than employment transactions in the ordinary course of the Company’s business approved in accordance with Section 5.3, with any employee, officer or director or any member of their families, or any corporation or other entity in which any one or more of such persons holds, directly or indirectly, five percent (5%) or more of any class of capital stock, or with any other Affiliate of the Company, unless such transaction or agreement has been approved by the each of the Series C Directors and the Series H Directors.

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(f) Acquisitions. The Company will not purchase or acquire any stock or other securities of, or all or substantially all of the assets or properties of, any Person, if such Person (or such assets) would constitute ten percent (10%) or more of the net worth of the Company.

6.3 Termination of Negative Covenants. The covenants set forth in this Article 6 shall be of no further force or effect upon the consummation of the Company’s Initial Public Offering.

7.	AFFIRMATIVE COVENANTS OF THE COMPANY

The Company covenants and agrees that, from the date of the Closing under the Securities Purchase Agreement and thereafter so long as any Investor owns Registrable Securities, it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe the following covenants and provisions as applicable to such Subsidiary.

7.1 Financial Statements; Other Reports. The Company will maintain proper books of account and records in accordance with generally accepted accounting principles applied on a consistent basis, and will deliver to each Investor and its Affiliates jointly owning at least two hundred and fifty thousand (250,000) shares of the Company’s capital stock, treating all Preferred Stock on an as converted basis but excluding any unexercised options, warrants or purchase rights (each, a “Rights Holder”):

(a) as soon as available and in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a balance sheet of the Company as of the end of such quarter and the related statements of income and stockholders’ equity and of cash flows of the Company for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year and the budget for such current year, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied;

(b) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company, including therein a balance sheet of the Company as of the end of such fiscal year and statements of income and stockholders’ equity and of cash flows of the Company for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all duly certified by independent public accountants of recognized standing acceptable to the Rights Holders;

(c) as soon as available and in any event within forty five (45) days after the end of each of the first 11 months of each fiscal year of the Company, a balance sheet of the Company as of the end of such month and the related statements of income and stockholders’ equity for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year and the budget for such current year, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied;

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(d) as soon as available and, in any event at least thirty (30) days prior the start of each fiscal year, a copy of the business plan for such year, including operating budgets, operating expenses and profit and loss projections, cash flow projections and capital expenditure budgets, as prepared for the Board of Directors and as approved by the Board of Directors; and

(e) promptly after sending, making available, or filing the same, such reports and financial statements as the Company shall send or make available to the stockholders of the Company.

7.2 Inspection and Other Information. Each Rights Holder and such agents, advisors and counsel as such Rights Holder may designate, may, at its expense, visit and inspect any of the properties of the Company, examine the books of account of the Company, take extracts therefrom and discuss the affairs, finances and accounts of the Company with its officers and employees at reasonable times and with reasonable prior notice during normal business hours. All such visits and inspections shall be conducted in a manner which will not unreasonably interfere with the normal business operations of the Company. The Company will furnish to each such Rights Holder such other information as it from time to time may reasonably request. In addition, the Company will provide such Rights Holders with a written notice reasonably describing the initiation of any legal action against the Company that, in the good faith determination of the Board of Directors, could have a material adverse effect on the Company.

7.3 Maintenance of Key-Person Life and Director and Officer Liability Insurance. The Company will maintain, with a financially sound and reputable insurance company or association, (i) term life insurance on the life of Stuart B. Levy, M.D., in the amount of Three Million Dollars ($3,000,000), which proceeds shall be payable to the order of the Company and (ii) director and officer liability insurance pursuant to terms and in amounts that, in the good faith determination of the Company’s Board of Directors, is reasonable. The Company will not cause or permit any assignment of the proceeds of such policies or change in beneficiaries, and will not borrow against such policies. The Company will include the Investors as a notice party to such policies, and will request that the issuer of each such policy provide each Investor with twenty (20) days’ notice before the respective policy is terminated (for failure to pay premiums or otherwise) or assigned, or before any change is made in the designation of the beneficiary thereof.

7.4 Preservation of Corporate Existence. The Company will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

7.5 Availability of Common Stock. The Company will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of all then outstanding shares of Investor Preferred Stock.

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7.6 Termination of Affirmative Covenants. The covenants set forth in this Article 7 shall be of no further force or effect upon the consummation of the Company’s Initial Public Offering.

8.	MISCELLANEOUS

8.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

If to an Investor:	To its address set forth on its signature page hereto or on the Exhibit pages attached hereto:

If to the Company:	Paratek Pharmaceuticals, Inc.
75 Kneeland Street
Boston, MA 02111
	Tel:	(617) 275-0040
	Fax:	(617) 275-0039
	Attn:	Beverly A. Armstrong

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
	Tel:	(617) 542-6000
	Fax:	(617) 542-2241
	Attn:	Lewis J. Geffen, Esq.

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made, provided that, registered or certified mail shall not be used to effectuate delivery of any such notices, requests, consents and other communications to Investors located in any foreign country.

8.2 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

8.3 Modifications and Amendments. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of

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Investor Preferred Stock; provided that without the consent of a majority of the holders of Series H Stock, no amendment, modification or waiver shall be made (i) to Section 3.5 or (ii) to Section 5.1, 5.3 or 5.4 (which, in the case of Section 5.1, 5.3 or 5.4, would affect the holders of Series H Stock); provided that if an amendment, modification or waiver would adversely affect any holder of Investor Preferred Stock in a manner that does not similarly adversely affect all holders of Investor Preferred Stock, the consent of such holder shall be required, and provided further, that without the consent of each Founder, no amendment, modification or waiver shall be made which affects such Founders. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

8.4 Assignment. The rights and obligations under this Agreement may not be assigned by the Company without the prior written consent of the holders of at least a majority of the Registrable Securities, unless specifically permitted by the terms hereof.

8.5 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

8.6 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

8.7 Venue. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts.

8.8 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

8.9 Interpretation. The parties hereto acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

8.10 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

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8.11 Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

8.12 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

8.13 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Beverly A. Armstrong
Beverly A. Armstrong
Vice President, Chief Compliance Officer & General Counsel

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Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and. Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

AISLING CAPITAL II, LP

By:	/s/ Andrew P. Nicholson
Name:	Andrew P. Nicholson
Title:	Treasurer

Address:

Aisling Capital II, LP c/o Aisling Capital

Date:

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company” and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

D. E. Shaw Composite Portfolios, L.L.C.
By:	D. E. Shaw & Co., L.L.C., as managing member

	By:	/s/ James Mackey
Name: James Mackey
Title: Authorized Signatory

Address:

Date:	October 5, 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19 , 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Hercules Technology Growth Capital, Inc.
Printed Name of Stockholder

/s/ Scott Harvey
Signature of Stockholder
Chief Legal Officer
Hercules Technology Growth Capital, Inc.

Title:	Chief Legal Officer

Address:

Date:	10/10/2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Boston Life Sciences Venture Corp.
Printed Name of Stockholder

/s/ Peter T.K. Wu
Signature of Stockholder

Title:	Chairman

Address:

Date:

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

PGE Venture Fund, LLC
Printed Name of Stockholder

/s/ Thomas Dietz
Signature of Stockholder

Name:	Thomas Dietz

Title:	Managing Member, PGE Venture Fund LLC

Address:

Date:	October 15, 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007(the “Agreement”), among Paratek Pharmaceuticals, Inc, (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Sarah L Gordon
Printed Name of Stockholder

/s/ Sarah L Gordon
Signature of Stockholder

Title:	Mrs. Sarah Gordon

Address:

Date:	12th Oct 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

William Slattery
Printed Name of Stockholder

/s/ William Slattery
Signature of Stockholder

Name:	William S Slattery

Title:

Address:

Date:	10/19/07

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Novartis Bioventures Ltd
Printed Name of Stockholder

/s/ Emil Bock
Signature of Stockholder

Name:	Emil Bock

Title:	Deputy Chairman

Address:

Date:	October 15, 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Nomura Phase 4 Ventures LP
Printed Name of Stockholder

/s/ D. Pollard-Knight
Signature of Stockholder

Name:	Dr. D. Pollard-Knight, Nomura
Phase 4 Ventures Limited acting as manager
for Nomura Phase 4 Ventures LP

Title:	Head of Phase 4 Ventures

Address:

Date:	16 October 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Bio Fund Ventures II Follow-On L.P.
Printed Name of Stockholder

/s/ Kalevi Kurkijarvi
Signature of Stockholder

Name:	Kalevi Kurkijarvi

Title:	General Partner

Address:

Date:	16th Oct., 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

HBM Bio Fund Ventures (Cayman) Ltd.
Printed Name of Stockholder

/s/ John Arnold
Signature of Stockholder

Name:	John Arnold

Title:	Chairman and Managing Director

Address:

Date:	October , 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Lombard Order Darier Hentsch
Printed Name of Stockholder

/s/ by proxy
Signature of Stockholder

Name:	/s/ Alexandra Meyer /s/ Eric Menotti

Title:	Executive Vice President Vice President

Address:

Date:	Oct.18, 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

BioVeda Fund Pte Ltd
Printed Name of Stockholder

/s/ Damien Lim
Signature of Stockholder

Name:	BioVeda Capital Pte Ltd, its Investment Manager

Title:	Damien Lim, General Partner

Address:

Date:	17 October 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Kenneth J. Novack, et al
Printed Name of Stockholder

/s/ Patrick B. Maraghy
Signature of Stockholder

Name:	Patrick B. Maraghy

Title:	Agent

Address:	RINET Company LLC

Date:	October 16, 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

PRAG Associates LLC
Printed Name of Stockholder

/s/ Patrick B. Maraghy
Signature of Stockholder

Name:	Patrick B. Maraghy

Title:	Agent

Address:	RINET Company LLC

Date:	October 16, 2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Peter S. Lawrence
Printed Name of Stockholder

/s/ Peter S. Lawrence
Signature of Stockholder

Name:	Peter S. Lawrence

Title:

Address:

Date:

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

Patricia A. Suzman
Printed Name of Stockholder

/s/ Patricia A. Suzman
Signature of Stockholder

Title:

Address:

Date:	10/18/2007

Counterpart Signature Page for Stockholders

The undersigned hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement dated as of October 19, 2007 (the “Agreement”), among Paratek Pharmaceuticals, Inc. (the “Company”) and others. From and after the undersigned’s execution and delivery and the Company’s acceptance of this Counterpart Signature Page, the undersigned shall be a party to the Agreement.

John P Dunphy
Printed Name of Stockholder

/s/ John P Dunphy
Signature of Stockholder

Name:	John P Dunphy

Title:

Address:

Date:

/s/ Stuart B. Levy, M.D.	Date:	Oct 9, 2007

Stuart B. Levy, M.D.

/s/ C. Pastel Levy	Date:	10/9, 2007
Cecile P. Levy

The Stuart and Cecile Levy Irrevocable Trust – 1996

By:	/s/ David Pastel	Date:	10/09/, 2007

Name:	David Pastel

Title:	Trustee

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

/s/ Walter Gilbert, Ph.D	Date:
Walter Gilbert, Ph.D

/s/ Cecile Gilbert	Date:
Cecile Gilbert

/s/ John Gilbert	Date:	10/9/07
John R. Gilbert

/s/ Kate Gilbert	Date:	10/9/07
Kate Gilbert

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Tufts University

By:	/s/ Margaret E. Newell	Date:	10/9/07

Name:	Margaret E. Newell

Title:	Vice Provost

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Craig L. Burr 1985 Childrens Trust

By:	/s/ Francis F. Kingsley	Date:	October 9, 2007

Name:	Francis F. Kingsley

Title:	Administrator UPOA

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

/s/ Frederick Frank	Date: , 2007

Frederick Frank

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Genechem Therapeutics Venture Fund L.P.

By:	/s/ Martial Lacroix	Date:	September , 2007

Name:	Martial Lacroix

Title:	VP GeneChem Management, Inc

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

/s/ Irwin M. Heller	Date:	Oct 6, 2007
Irwin M. Heller

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

/s/ Peter S. Lawrence	Date:	10.10.07
Peter S. Lawrence

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Lombard Odier Darier Hentsch

Successor to/On behalf of Lombard Darier Hentsch & Cie Lombard Odier & Cie

By:	/s/ Alexandra Meyer /s/ Eric Menotti	Date:	Oct 10th, 2007

Name:	Alexandra Meyer Eric Menotti

Title:	Executive Vice President Vice President

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Mintz Levin Investments L.L.C

By:	/s/ Jeffrey M. Wiesen	Date:	10/5, 2007

Name:	Jeffrey M. Wiesen

Title:	Manager

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Novartis Bio Ventures Ltd

By:	/s/ Emil Bock	Date:	9/10/2007

Name:	Emil Bock

Title:	Deputy Chairman of the Board of Directors

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

/s/ R. Robert Popeo	Date:	10/5/07
R. Robert Popeo

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Schweizerhall Holding AG

By:	/s/ L.v. Bidder	Date:	9.10.2007

Name:	L. von Bidder

Title:	VRP

/s/ M. Von Ah

M. Von Ah

CFO

/s/ Harold Snyder		Date:	Oct 8, 2007
Harold Snyder

HBJ Investments, LLC

By:	/s/ Harold Snyder	Date:	Oct 8, 2007

Name:	Harold Snyder

Title:	Partner

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

FSC Corp.

By:	Date:	,

Name:

Title:

	Date:	,
Becky Levin

Bio Fund Ventures II Ky/L.P.

By:	/s/ Kalevi Kurkijarvi	Date:	,

Name:	Kalevi Kurkijarvi

Title:	General Partner

Bio Fund Ventures II Jaticofijoitusrahasto Ky

By:	/s/ Kalevi Kurkijarvi	Date:	,

Name:	Kalevi Kurkijarvi

Title:	General Partner

BankInvest Biomedical Development I

By:	Date:	,

Name:

Title:

BankInvest Biomedical Development II

By:	Date:	,

Name:

Title:

Mintz Levin Investment LLC

By:	Date:	,

Name:

Title:

Merifin Capital N.V.

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Craig L. Burr 1986 Childrens Trust

By:	Date:	,

Name:

Title:

Date:	,

Charles and Ruth Levy

Date:	,

Frederick Frank

Date:	,

Frederick Frank – Lehman Brothers,

Custodian for Frederick Frank IRA

Account No.

Date:	,

R. Robert Popeo

Date:	,

Irwin M. Heller

Date:	,

Peter S. Lawrence

Date:	,

David Novack

Nomura Phase4 Ventures Limited as manager for Nomura International plc

By:	/s/ Denise Pollard - Knight	Date:	16/10/07	,

Name:	Dr. Denise Pollard - Knight

Title:	Head of Phase4 Ventures

Lombard Odier & Cie

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

	Date:		,
Anthony John Khuri

/s/ Patrick B. Maraghy, Agent For	Date:	10/10/07	,
Miriam and Steven White

/s/ Patrick B. Maraghy, Agent For	Date:	10/10/07	,
Hyman Novack

/s/ Patrick B. Maraghy, Agent For	Date:	10/10/07	,
Helen Novack

/s/ Patrick B. Maraghy, Agent For	Date:	10/10/07	,
Judy and Peter Smith

Novack Associates Limited Partnership II

By:	/s/ Patrick B. Maraghy	Date:	10/10/07	,

Name:	Patrick B. Maraghy

Title:	Agent

Novartis BioVentures Ltd

By:	Date:	,

Name:

Title:

HBM VioVentures (Cayman) Ltd

By:	Date:	,

Name:

Title:

POD Holding, Inc.

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

	Date:	,
Anthony John Khuri

	Date:	,
Miriam and Steven White

	Date:	,
Hyman Novack

	Date:	,
Helen Novack

	Date:	,
Judy and Peter Smith

Novack Associates Limited Partnership II

By:	Date:	,

Name:

Title:

Novartis BioVentures Ltd

By:	Date:	,

Name:

Title:

HBM BioVentures (Cayman) Ltd.

By:	/s/ John Arnold	Date:	,

Name:	John Arnold

Title:	Chairman and Managing Director

POD Holding, Inc.

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

	Date:	,
Anthony John Khuri

	Date:	,
Miriam and Steven White

	Date:	,
Hyman Novack

	Date:	,
Helen Novack

	Date:	,
Judy and Peter Smith

Novack Associates Limited Partnership II

By:	Date:	,

Name:

Title:

Novartis BioVentures Ltd

By:	Date:	,

Name:

Title:

HBM VioVentures (Cayman) Ltd

By:	Date:	,

Name:

Title:

POD Holding, Ltd

By:	/s/ Peter Lawrence	Date:	,

Name:	Peter S. Lawrence

Title:	Director

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Erhvervsudviklingsforeningen BankInvest Biomedicinsk Venture I

By:	/s/ Jens Kindtler	Date:	Oct 10, 2007	,

Name:	Jens Kindtler

Title:	Partner

A/S BI Biomedicinsk Venture II

By:	/s/ Jens Kindtler	Date:	Oct 10, 2007	,

Name:	Jens Kindtler

Title:	Partner

P/S BI Biomedicinsk Venture III

By:	/s/ Jens Kindtler	Date:	Oct 10, 2007	,

Name:	Jens Kindtler

Title:	Partner

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Lahive & Cockfield, LLP

By:	Date:	,

Name:

Title:

Lehman Brothers As Custodian
For David Pastel IRA
Account No.

By:	Date:	,

Name:

Title:

Formosa Healthcare Investments, L.P.

By:	/s/ Howard Lee	Date:	Sept. 27, 2007	,

Name:	Howard Lee

Title:	General Partner

	Date:	,
Alden I. Gifford

Rockwood Capital Corporation

By:	Date:	,

Name:

Title:

	Date:	,
William G. Coughlin

Wheatley Med Tech Partners, LP

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Bioveda Fund Pte Ltd.

By:	/s/ Damien Lim	Date:	,

Name:

Title:

	Date:	,
Anthony John Khuri

Lehman Brothers
As Custodian For Jay Levy
IRA Account #

By:	Date:	,

Name:

Title:

Lehman Brothers
As Custodian For Sharon Levy
IRA Account

By:	Date:	,

Name:

Title:

Genechem Therapeutics Venture Fund L.P.

By:	Date:	,

Name:

Title:

BI Biomedical Venture III

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

	Date:	,
Harold Snyder

HBJ Investments

By:	Date:	,

Name:

Title:

Jay Linn Trustee, Irrevocable Trust

By:	Date:	,

Name:

Title:

	Date:	,
Norman and Suzanne Priebatsch

	Date:	,
Robert D. Ritchie

Winchester Capital Healthcare Partners

By:	Date:	,

Name:

Title:

/s/ Patrick B. Maraghy, Agent For	Date:	10/10/07	,
Kenneth J. Novack

	Date:		,
Ellen and Mario Koenig

	Date:		,
David F. Pastel

	Date:		,
Jay and Sharon Levy

	Date:		,
Donald M. Phillips

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Winchester Capital Technology Partners

By:	Date:	,

Name:

Title:

/s/ Patrick B. Maraghy, Agent For	Date:	10/10/07	,
David R. Novack

K.B. (C.I.) Nominees Limited

By:	Date:	,

Name:

Title:

BioFund Ventures II, L.P

By:	Date:	,

Name:

Title:

Squamata Limited

By:	Date:	,

Name:

Title:

Schweizerhall Investment Ltd.

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Novack Associates Ltd Ptrshp II

By:	/s/ Patrick B Maraghy	Date:	10/10/07	,

Name:	Patrick B Maraghy

Title:	Agent

Novack Associates L.P.

By:	/s/ Patrick B Maraghy	Date:	10/10/07	,

Name:	Patrick B Maraghy

Title:	Agent

Jeffrey N. Novack 1996 Trust

By:	/s/ Patrick B Maraghy	Date:	10/10/07	,

Name:	Patrick B Maraghy

Title:	Agent

Madeline Gunilla Pontin 1997 Trust

By:	/s/ Patrick B Maraghy	Date:	10/10/07	,

Name:	Patrick B Maraghy

Title:	Agent

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Kenneth J. Novack

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
David Novack

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Emily K. Novack

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Sara E. Novack

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Helen Novack

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Hyman Novack

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Laura Novack Pontin

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Judy and Peter Smith

/s/ Patrick B Maraghy, Agent for	Date:	10/10/07	,
Miriam and Steven White

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Craig L. Burr 1986 Childrens Trust

By:	Date:	,

Name:

Title:

	Date:		,
Charles and Ruth Levy

	Date:		,
Frederick Frank

	Date:		,
Frederick Frank – Lehman Brothers,
Custodian for Frederick Frank IRA
Account No.

	Date:		,
R. Robert Popeo

	Date:		,
Irwin M. Heller

	Date:		,
Peter S. Lawrence

/s/ Patrick B. Maraghy, Agent For	Date:	10/10/07	,
David Novack

Nomura International plc

By:	Date:	,

Name:

Title:

Lombard Odier & Cie

By:	Date:	,

Name:

Title:

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Lahive & Cockfield, LLP

By:	Date:	,

Name:

Title:

Lehman Brothers As Custodian
For David Pastel IRA
Account No.

By:	Date:	,

Name:

Title:

China Development Industrial Bank Inc.

By:	Date:	,

Name:

Title:

	Date:	,
Alden I. Gifford

Rockwood Capital Corporation

By:	Date:	,

Name:

Title:

	Date:	,
William G. Coughlin

Wheatley Med Tech Partners, LP

By:	/s/ Barry Rubenstein	Date:	,

Name:	Barry Rubenstein

Title:	CEO Wheatley Med Tech
Partners, LLC, General Partner

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

Date:
Walter Gilbert, Ph.D

Date:
Cecile Gilbert

Date:
Stuart B. Levy, M.D.

Date:
Cecile P. Levy

Date:
John R. Gilbert

Date:
Kate Gilbert

Tufts University

By:	Date:

Name:

Title:

The Stuart and Cecile Levy Irrevocable Trust – 1996

By:	Date:

Name:

Title:

PRAG Associates, LLC

By:	/s/ Patrick B Maraghy	Date:	10/10/07

Name:	Patrick B Maraghy

Title:	Agent

Preferred Stockholders and Founders – Notice, Waiver, Election Form and Consent

EXHIBIT A

FOUNDERS

The Stuart and Cecile Levy 1996 Trust

Stuart B. Levy, M.D.

Cecile P. Levy, M.D.

Walter Gilbert, Ph.D.

Celia Gilbert

John R. Gilbert

Kate Gilbert

Tufts University

Licensing Office

A-1

EXHIBIT B

SERIES C INVESTORS

Nomura International plc

Lombard Odier & Cie

FSC Corp.

Kenneth J. Novack

Becky Levin

Bio Fund Ventures II Ky

BANKINVEST

Biomedical Development I & II

Merifin Capital N.V.

c/o Finabel S.A., 254 route de Lausanne,

Harold Snyder

c/o HBJ Investments, LLC

HBJ Investments, LLC

Mintz Levin Investment LLC

c/o Mintz, Levin, Cohn, Ferris,

Glovsky and Popeo, P.C.

Jay Linn Trustee, Irrevocable Trust

Agreement Number III

Norman and Suzanne Priebatsch

Robert D. Ritchie

Lehman Brothers as Custodian for David Pastel

IRA Account No.

c/o Amy Mavrogian

Lehman Brothers

Winchester Capital Healthcare Partners LLC

c/o Pensar N. Anquillare, President

Lehman Brothers, Custodian for Frederick

Frank IRA Account No.

Jay and Sharon Levy

Ellen and Mario Koenig

Miriam and Steven White

c/o RINET Company, LLC

Hyman Novack

c/o RINET Company, LLC

Helen Novack

c/o RINET Company, LLC

David Novack

c/o RINET Company, LLC

Judy and Peter Smith

c/o RINET Company, LLC

Novack Associates Limited Partnership II

c/o RINET Company, LLC

Anthony John Khuri

Donald J. M. Phillips

c/o Ted Thomas Associates

EXHIBIT C

SERIES D INVESTORS

Novartis BioVentures Ltd.

Hurst Holme

HBM BioVentures (Cayman) Ltd.

HBM BioVentures AG

POD Holding, Inc.

Kenneth J. Novack

Lahive & Cockfield, LLP

Formosa Healthcare Investments, L.P.

c/o Howard Lee, Ph.D.

Wheatley MedTech Partners, LP

With copies to:	Wheatley Partners

FSC Corp.

c/o BancBoston Capital Inc.

Alden I. Gifford

Rockwood Capital Corporation

c/o David H. Carls

William G. Coughlin

Lehman Brothers as Custodian for

David Pastel IRA Account No.

Lehman Brothers

BioVeda Fund Pte Ltd

Ellen and Mario Koenig

Lehman Brothers as Custodian for

Sharon Levy IRA Account No.

Lehman Brothers as Custodian for

Jay Levy IRA Account No.

Anthony Khuri

c/o Khuri Consulting Group

Robert Ritchie

Peter S. Lawrence

GeneChem Therapeutics

Venture Fund L.P

BankInvest

BI Biomedical Venture III

Nomura International PLC

Mintz Levin Investments, LLC

Mintz, Levin, Cohn,

Ferris, Glovsky and Popeo, P.C.

Irwin Heller

Harold Snyder

HBJ Investments, LLC

PRAG Associates LLC

c/o RINET Company, LLC

Merifin Capital N.V.

c/o Finabel SA

Lombard Odier & Cie

c/o Lombard Odier Darier Hentsch Group

Winchester Capital Technology

Partners LLC

K.B.(C.I.) Nominees Limited

Bio Fund Ventures II L.P.

Squamata Limited

EXHIBIT D

SERIES F INVESTORS

June 2, 2004

POD Holding, Inc.

Novartis BioVentures Ltd.

Frederick Frank

Anthony John Khuri

c/o Khuri Consulting Group

R. Robert Popeo

Peter S. Lawrence

Lahive & Cockfield, LLP

Kenneth J. Novack

Novack Associates Limited Partnership II

c/o RINET Company, LLC

David Novack

c/o RINET Company, LLC

Jeffrey N. Novack 1996 Irrevocable Trust dated 2/14/96, Marianne M. Novack, David R. Novack and Paul D. Bishop, Trustee

c/o RINET Company, LLC

Judy and Peter Smith

c/o RINET Company, LLC

Hyman Novack

c/o RINET Company, LLC

Helen Novack

c/o RINET Company, LLC

Miriam and Steven White

c/o RINET Company, LLC

Bio Fund Ventures II L.P.

Robert Cawthorn

Emily K. Novack

c/o RINET Company, LLC

Sara E. Novack

c/o RINET Company, LLC

Madeline Gunilla Pontin 1997 Trust

c/o RINET Company, LLC

Laura Novack Pontin

c/o RINET Company, LLC

June 11, 2004

Lombard Darier Hentsch & Cie

Schweizerhall Holding AG

BioVeda Fund Pte Ltd

Wheatley Med Tech Partners, LP

With copies to:	Wheatley Partners

Rosemary Nguyen

EXHIBIT E

SERIES H INVESTORS

Aisling Capital II, LP

c/o Aisling Capital

With a copy to:

McKee Nelson LLP

D.E. Shaw Composite Portfolios, L.L.C.

Hercules Technology Growth Capital, Inc.

Boston Life Science Venture Corp.

PGE Venture Fund, LLC

Sarah L. Gordon

William Slattery

Novartis BioVentures Ltd

Nomura Phase4 Ventures LP

Bio Fund Ventures II Follow-On L.P.

HBM BioVentures (Cayman) Ltd.

Lombard Odier Darier Hentsch

BioVeda Fund Pte Ltd

Kenneth J. Novack

c/o RINET Company, LLC

PRAG Associates LLC

c/o RINET Company, LLC

Jeffrey N. Novack 1996 Trust

c/o RINET Company, LLC

Emily K. Novack

c/o RINET Company, LLC

Sara E. Novack

c/o RINET Company, LLC

Madeline Gunilla Pontin 1997 Present Interest Trust

c/o RINET Company, LLC

David Novack

c/o RINET Company, LLC

Judy & Peter Smith

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Emily Kate Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Jeffrey Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Sarah Elizabeth Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Laura Pontin

c/o RINET Company, LLC

Helen Novack

c/o RINET Company LLC

Hyman Novack

c/o RINET Company, LLC

Miriam and Steven White

c/o RINET Company, LLC

Laura Novack Pontin

c/o RINET Company, LLC

David and Lesley Novack

c/o RINET Company, LLC

Marianne M. Novack

c/o RINET Company, LLC

Peter S. Lawrence

Patricia A. Suzman

John P. Dunphy

PARATEK PHARMACEUTICALS, INC.

FIRST AMENDMENT

TO THE

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This First Amendment (the “Amendment”) to the Third Amended and Restated Investor Rights Agreement, dated October 19, 2007, by and among (i) Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), (ii) the holders of the Company’s common stock listed on Exhibit A (referred to herein individually as a “Founder” and collectively as the “Founders”), (iii) the Series C Investors listed on Exhibit B (the “Series C Investors”), (iv) the Series D Investors listed on Exhibit C (the “Series D Investors”), (v) the Series F Investors listed on Exhibit D (the “Series F Investors”) and (vi) the Series H Investors listed on Exhibit E (the “Series H Investors” and together with the Series C Investors, Series D Investors, Series F Investors, the “Investors”), is made as of August 6, 2009.

WHEREAS, the Company is entering into a Note Purchase Agreement with certain existing stockholders of the Company pursuant to which the Company will issue and sell and these certain stockholders will purchase promissory notes of the Company;

WHEREAS, in connection with the execution of the Note Purchase Agreement, the Company, the Investors and the Founders desire to amend certain provisions of Section 5 of the Investor Rights Agreement as set forth herein in order to modify the size and composition of the Company’s Board of Directors; and

WHEREAS, in accordance with Section 8.3 of the Investor Rights Agreement, (i) Investors holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Investor Preferred Stock (as defined in the Investor Rights Agreement), (ii) Investors holding a majority of the outstanding shares of Series H Stock (as defined in the Investor Rights Agreement) and (iii) the Founders have, in each case, provided their written consent and approval of this Amendment, and, by executing and delivering this Amendment, the Company has consented and approved of this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of Investor Rights Agreement.

(i) The Investor Rights Agreement is hereby amended by deleting Section 5.1 in its entirety and by substituting in lieu thereof the following new Section 5.1:

“5.1 Election of Directors. Each Stockholder shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising the Board of Directors of the Company at ten (10) or at such other number as the Board of Directors (including at least one (1) Series H Director (as defined below)) may determine from time to time, and to elect as directors (i) two (2) representatives of the Series C Stock, (A) one (1) of whom to be designated by Nomura

International plc, and (B) one (1) of whom to be elected by a majority of the holders of Series C Stock issued and outstanding (together with the representative designated under clause (A), the “Series C Directors”), (ii) three (3) representatives of the Series H Stock, to be designated by Aisling Capital II, LP (the “Series H Directors”), one of whom shall initially be Anthony Sun, MD (iii) Walter Gilbert, Ph.D. or his designee, (iv) Stuart B. Levy, M.D. or his designee, (v) the Company’s Chief Executive Officer (who currently is Thomas J. Bigger), and (vi) two (2) outside independent directors designated by Walter Gilbert, Ph.D., Stuart B. Levy, M.D. (or their respective designees) and the Company’s Chief Executive Officer (who currently are Kenneth J. Novack and Pieter Strijkert, Ph.D., the “Outside Directors”); provided, however, in the event that less than all three Series H Directors are present at any meeting of the Board of Directors, then (1) in the event one Series H Director is present, such Series H Director shall have the right to cast three votes and (2) in the event two Series H Directors are present, one of whom is Anthony Sun, then Dr. Sun shall have the right to cast two votes, in each case so that the Series H Director(s) shall have the right to cast three (3) votes. Without limiting the generality of the foregoing, at each annual meeting of the stockholders, and at each special meeting of the stockholders called for the purpose of electing directors of the Company, and at any time at which the stockholders have the right to, or shall, elect directors of the Company, then, and in each event, the Stockholders shall vote all Shares owned by them (or shall consent in writing in lieu of a meeting of stockholders, as the case may be) to set the number of, and to elect persons as, directors of the Company in accordance with the preceding sentence. Notwithstanding anything contained herein or in that certain Securities Purchase Agreement, dated June 2, 2004, by and among the Series F Investors and the Company to the contrary, subject to applicable law, Nomura International plc’s director nominee shall be permitted to disclose to Nomura International plc all information and materials furnished to directors at meetings or otherwise.”

(ii) Section 5.2 of the Investor Rights Agreement is hereby amended by deleting the first sentence of Section 5.2 in its entirety.

(iii) The Investor Rights Agreement is hereby amended by deleting Section 5.5 in its entirety and by substituting in lieu thereof the following new Section 5.5:

“5.5 Contingent Expansion of the Board. If, at any time after the fourth anniversary of the Series H Original Issue Date, a Triggering Event (as hereinafter defined) occurs, the number of persons then comprising the Board of Directors of the Company shall be increased automatically from ten (10) to fifteen (15) and the Board of Directors shall be reconstituted (the “Reconstituted Board of Directors”) such that there shall be (i) two (2) Series C Directors, three (3) Series H Directors and two (2) Outside Directors, in each case as required by Section 5.1 hereof, (ii) three (3) directors, other than the Outside Directors, elected by the holders of Common Stock and of any other class or series of voting stock (including the Series C Stock and Series H Stock), voting together as a separate class, who shall be Walter Gilbert, Ph.D. or his designee, Stuart B. Levy, M.D. or his designee, and the Company’s Chief Executive Officer, and (iii) five (5) directors elected by the Selling Investors identified in Section 3.5 hereof, voting together as a single class; provided, however, if the number of persons comprising the Board of Directors of the Company at the time of the Triggering Event is less than or more than ten (10), then

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the total number of directors elected pursuant to clause (iii) above shall be such number of directors as, together with the three (3) Series H Directors, is sufficient to constitute a majority of the full Board of Directors. For the purposes hereof, a “Triggering Event” shall occur when both of the following events take place: (a) the Selling Investors identified in Section 3.5 hereof approve the merger or consolidation of the Company with or into another Person in which the Company’s stockholders will receive cash or securities of any other Person for their shares, thereby causing the Stockholders to be obligated to participate in such transaction pursuant to Section 3.5 hereof (a “Merger”), and (b) the Board of Directors of the Company, after receipt of a bona fide offer regarding the Merger (in the form of a term sheet or otherwise), elects not to approve the Merger at a duly called meeting or via written consent. Notwithstanding anything contained herein to the contrary, the Board of Directors of the Company shall only be expanded to become the Reconstituted Board of Directors pursuant to this Section 5.5 solely for the purpose of obtaining approval by the Reconstituted Board of Directors of the Merger and the actions directly related thereto that are the subject of a Triggering Event. In the event that the consummation of such Merger fails to occur for any reason within the time period set forth in any bona fide term sheet or other writing related to the Merger, in each case as may be amended or extended from time to time, or in the event that any action unrelated to such Merger is required to be voted on, the composition of the Board of Directors of the Company shall automatically revert back to the composition in effect immediately prior to the Reconstituted Board of Directors becoming effective. The rights and obligations contained in this Section 5.5 relating to the Merger that is the subject of a Triggering Event may be waived only by the Selling Investors identified in Section 3.5 hereof, voting together as a single class.”

2. Miscellaneous.

Except as contemplated by this Amendment, all of the terms and conditions of the Investor Rights Agreement shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

COMPANY:

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Thomas J. Bigger
Name: Thomas J. Bigger
Title: President and Chief Executive Officer

Signature Page to First Amendment to Third Amended and Restated Investor Rights Agreement

EXHIBIT A

FOUNDERS

The Stuart and Cecile Levy 1996 Trust

Stuart B. Levy, M.D.

Cecile P. Levy, M.D.

Walter Gilbert, Ph.D.

Celia Gilbert

John R. Gilbert

Kate Gilbert

Tufts University

Licensing Office

Exhibit A-1

EXHIBIT B

SERIES C INVESTORS

Nomura International plc

Omega Fund III, L.P.

c/o Omega Fund Management Limited

FSC Corp.

Kenneth J. Novack

Becky Levin

Bio Fund Ventures II Ky

BANKINVEST

Biomedical Development I & II

Merifin Capital N.V.

c/o Finabel S.A.

Harold Snyder

c/o HBJ Investments, LLC

Exhibit B-1

HBJ Investments, LLC

Mintz Levin Investment LLC

c/o Mintz, Levin, Cohn, Ferris,

Glovsky and Popeo, P.C.

Irrevocable Trust Agreement Number I, Jay Howard Linn, Trustee

Norman and Suzanne Priebatsch

Robert D. Ritchie

Barclays Capital Inc. as Custodian for David Pastel IRA No.

Winchester Capital Healthcare Partners LLC

c/o Pensar N. Anquillare, President

Barclays Capital Inc. as Custodian for Frederick Frank IRA No.

Jay and Sharon Levy

Ellen and Mario Koenig

Exhibit B-2

Miriam and Steven White

c/o RINET Company, LLC

Hyman Novack

c/o RINET Company, LLC

Helen Novack

c/o RINET Company, LLC

David Novack

c/o RINET Company, LLC

Judy and Peter Smith

c/o RINET Company, LLC

Novack Associates Limited Partnership II

c/o RINET Company, LLC

Marianne M. Novack

c/o RINET Company, LLC

Exhibit B-3

Kenneth J. Novack 1993 Revocable Trust

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o

Emily K. Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Jeffrey Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Sara Elizabeth Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Laura Pontin

c/o RINET Company, LLC

Marianne M. Novack

c/o RINET Company, LLC

Anthony John Khuri

c/o Khuri Consulting Group

Donald J. M. Phillips

c/o Ted Thomas Associates

Exhibit B-4

EXHIBIT C

SERIES D INVESTORS

Novartis BioVentures Ltd.

HBM BioVentures (Cayman) Ltd.

HBM BioVentures AG

POD 1.0 AB (Reg No. 556744-9466)

Kenneth J. Novack

L&C Participation, LLC

Ralph A. Loren, Personal

DeAnn F. Smith, Personal

Formosa Healthcare Investments, L.P.

c/o Howard Lee, Ph.D.

Exhibit C-1

Wheatley MedTech Partners, LP

With copies to:	Wheatley Partners

FSC Corp.

c/o BancBoston Capital Inc.

Alden I. Gifford

Rockwood Capital Corporation

c/o David H. Carls

William G. Coughlin

Barclays Capital Inc. as Custodian for David Pastel IRA

BioVeda Fund Pte Ltd

Ellen and Mario Koenig

Barclays Capital Inc. as Custodian for Sharon Levy IRA No.

Exhibit C-2

Barclays Capital Inc. as Custodian for Jay Levy IRA No.

Anthony Khuri

c/o Khuri Consulting Group

Robert Ritchie

Peter S. Lawrence

GeneChem Therapeutics

Venture Fund L.P

BankInvest

BI Biomedical Venture III

Nomura International PLC

Mintz Levin Investments, LLC

Mintz, Levin, Cohn,

Ferris, Glovsky and Popeo, P.C.

Irwin Heller

Exhibit C-3

Harold Snyder

HBJ Investments, LLC

PRAG Associates LLC

c/o RINET Company, LLC

Merifin Capital N.V.

c/o Finabel SA

Omega Fund III, L.P.

c/o Omega Fund Management Limited

Winchester Capital Technology

Partners LLC

David R. Novack

c/o RINET Company, LLC

Peter and Judy Smith

c/o RINET Company, LLC

Steven and Miriam White

c/o RINET Company, LLC

Exhibit C-4

K/S Danish Bioventure

Collier International Partners IV Limited

c/o Collier Capital

POD Venture Partners AB (Reg. No. 556744-9441)

Robert E. Cawthorne

Bio Fund Ventures II L.P.

Squamata Limited

Exhibit C-5

EXHIBIT D

SERIES F INVESTORS

POD 1.0 AB (Reg No. 556744-9466)

Novartis BioVentures Ltd.

Frederick Frank

Anthony John Khuri

c/o Khuri Consulting Group

R. Robert Popeo

Robert Cawthorn

Peter S. Lawrence

L&C Participation, LLC

DeAnn F. Smith, PERSONAL

Exhibit D-1

Kenneth J. Novack

David Novack

c/o RINET Company, LLC

Jeffrey N. Novack 1996 Irrevocable Trust dated 2/14/96, Marianne M. Novack, David R. Novack and Paul D. Bishop, Trustee

c/o RINET Company, LLC

Judy and Peter Smith

c/o RINET Company, LLC

Hyman Novack

c/o RINET Company, LLC

Helen Novack

c/o RINET Company, LLC

Miriam and Steven White

c/o RINET Company, LLC

Bio Fund Ventures II L.P.

Exhibit D-2

Emily K. Novack

c/o RINET Company, LLC

Sara E. Novack

c/o RINET Company, LLC

Madeline Gunilla Pontin 1997 Trust

c/o RINET Company, LLC

Laura Novack Pontin

c/o RINET Company, LLC

Omega Fund III, L.P.

c/o Omega Fund Management Limited

BioVeda Fund Pte Ltd

BioFund Ventures II Follow-On Fund L.P.

Exhibit D-3

Wheatley Med Tech Partners, LP

With copies to:	Wheatley Partners

Rosemary Nguyen

Exhibit D-4

EXHIBIT E

SERIES H INVESTORS

Aisling Capital II, LP

c/o Aisling Capital

With a copy to:

McDermott Will & Emery

D.E. Shaw Valence Portfolios, L.L.C.

Hercules Technology Growth Capital, Inc.

Boston Life Science Venture Corp.

Thomas J. Dietz

c/o Wedbush Morgan Securities

The Osgood Family Trust UAD 4/14/2000

c/o Wedbush Morgan Securities

Exhibit E-1

The Osgood Family Trust UAD 4/14/2000

c/o Wedbush Morgan Securities

Ben Perkins Custodian for William Beau Perkins Uniform Gift to Minors Act CA

c/o Wedbush Morgan Securities

Ben Perkins Custodian for Charlotte Rose Perkins Uniform Gift to Minors Act CA

c/o Wedbush Morgan Securities

The Ingram Family Trust U/A/D 11/23/96, as amended, Gregory J. Ingram & Heidi M. Ingram, Trustees

c/o Wedbush Morgan Securities

Sarah L. Gordon

Novartis BioVentures Ltd

Nomura Phase4 Ventures LP

Bio Fund Ventures II Follow-On L.P.

Exhibit E-2

HBM BioVentures (Cayman) Ltd.

Omega Fund III, L.P.

c/o Omega Fund Management Limited

BioVeda Fund Pte Ltd

Kenneth J. Novack

c/o RINET Company, LLC

PRAG Associates LLC

c/o RINET Company, LLC

Jeffrey N. Novack 1996 Trust

c/o RINET Company, LLC

Emily K. Novack

c/o RINET Company, LLC

Sara E. Novack

c/o RINET Company, LLC

Exhibit E-3

Madeline Gunilla Pontin 1997 Present Interest Trust

c/o RINET Company, LLC

David Novack

c/o RINET Company, LLC

Judy & Peter Smith

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Emily Kate Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Jeffrey Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Sarah Elizabeth Novack

c/o RINET Company, LLC

Novack Family 1999 Trust f/b/o Laura Pontin

c/o RINET Company, LLC

Helen Novack

c/o RINET Company LLC

Exhibit E-4

Hyman Novack

c/o RINET Company, LLC

Miriam and Steven White

c/o RINET Company, LLC

Laura Novack Pontin

c/o RINET Company, LLC

David and Lesley Novack

c/o RINET Company, LLC

Marianne M. Novack

c/o RINET Company, LLC

Peter S. Lawrence

Patricia A. Suzman

John P. Dunphy

Exhibit E-5

PARATEK PHARMACEUTICALS, INC.

ACKNOWLEDGEMENT, CONSENT AND SECOND AMENDMENT

TO THE

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Acknowledgement, Consent and Second Amendment (the “Amendment”) to the Third Amended and Restated Investor Rights Agreement, dated October 19, 2007, as amended (the “Investor Rights Agreement”), by and among (i) Paratek Pharmaceuticals, Inc., a Delaware corporation (the “Company”), (ii) the Founders party thereto, (iii) the Series C Investors listed on Exhibit B (the “Series C Investors”), (iv) the Series D Investors listed on Exhibit C (the “Series D Investors”), (v) the Series F Investors listed on Exhibit D (the “Series F Investors”) and (v) the Series H Investors listed on Exhibit E (the “Series H Investors” and together with the Series C Investors, and Series D Investors, Series F Investors, the “Investors”), is made as of November 29, 2010 and is effective as of the completion of the Transaction (as defined below).

WHEREAS, the Company has been notified by Nomura International Plc (“NIP”), a holder of the Company’s Series C Convertible Preferred Stock and Series D Convertible Preferred Stock and by Nomura Phase4 Ventures LP (“NPV2”), a holder of the Company’s Series H Convertible Preferred Stock (collectively the “NPV Stock”) that NIP and NPV2 are in the process of transferring the entirety of the NPV Stock (together with all of the rights attached thereto) to a limited partnership to be known as Phase4 Ventures III LP (the “Transferee”);

WHEREAS, the initial investor in the Transferee will be a Nomura entity (being an affiliate of NIP and of the sole Nomura investor in NPV2), but it is intended that such affiliate will dispose of its limited partnership interest to a fund managed or advised by HarbourVest Partners, LLC or its affiliates, which will become the new majority limited partner in the Transferee;

WHEREAS, Nomura Phase4 Ventures Limited (“NPVL”), the current manager of the NPV Stock for NIP and NPV2 will also be appointed to manage the Transferee, and an affiliate of NPVL will be the general partner of each of the Transferee and NPV2;

WHEREAS, concurrently with the disposal of the limited partnership interest in the Transferee, NIP will transfer NPVL and its subsidiaries to the current management team comprising NPVL (the “Transaction”);

WHEREAS, based on the foregoing, the Transaction will constitute a transfer by NIP and NPV2 to an “Affiliate” of such Stockholders and will thus constitute a transfer to a “Permitted Transferee” for purposes of Section 3.6 of the Investor Rights Agreement, such that the provisions of Sections 3.3, 3.4 and 3.5 of the Investor Rights Agreement will not apply to the Transaction;

WHEREAS, each of NIP and NPV2 intend to assign all of their respective rights under the Investor Rights Agreement to the Transferee and the Transferee will assume all of the obligations of NIP and NPV2 under the Investor Rights Agreement by executing an Instrument of Adherence to the Investor Rights Agreement in substantially the form attached hereto as Exhibit A;

WHEREAS, while it is anticipated that NPV2 and the Transferee will remain under the common management of NPVL, (i) the limited partnership agreement governing NPV2 contains provisions relating to the removal of the general partner and termination of the manager, and negotiated terms in relation to these provisions will be included in the limited partnership governing the Transferee and (ii) NPV2 and the Transferee do not have the same term, as NPV2’s term is due to expire on 30 April 2012 (although it may be extended by two additional one year periods); while this is not envisaged, it is therefore possible that NPV2 and the Transferee may cease to be commonly managed at some point in the future or that NPV2 may be dissolved prior to the liquidation of the Transferee; and

WHEREAS, in accordance with Section 8.3 of the Investor Rights Agreement, Investors holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of the Investor Preferred Stock (as defined in the Investor Rights Agreement), have provided their written consent to, and approval of, this Amendment, and, by executing and delivering this Amendment, the Company has consented to and approved this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Acknowledgement of Permitted Transferee.

The parties hereby confirm and acknowledge that the transfer of the NPV Stock by each of NIP and NPV2 to the Transferee is a transfer to an “Affiliate” (under and as defined in the Investor Rights Agreement) and that the Transferee is a “Permitted Transferee” under Section 3.6 of the Investor Rights Agreement.

2. Amendment to Investor Rights Agreement.

Section 5.1 of the Investor Rights Agreement is hereby amended such that each reference to “Nomura International Plc” is replaced with a reference to “Phase4 Ventures III LP”, such that the rights exercisable by NIP to designate one Series C Director to the Board of Directors of the Company be exercisable by the Transferee going forwards. For purposes of clarification, the parties acknowledge that any other rights to elect persons to the Board of Directors of the Company which NIP (as Series C and Series D Stockholder) and NPV2 (as Series H Stockholder) may have had pursuant to Article 5 of the Investor Rights Agreement shall be exercisable by the Transferee following completion of the Transaction.

3. Effect of Amendment.

Except as contemplated by this Amendment, the terms and conditions of the Investor Rights Agreement shall remain in full force and effect.

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4. Counterparts. This Amendment may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5. Governing Law. This Amendment will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY:

PARATEK PHARMACEUTICALS, INC.

By:	/s/ Beverly Armstrong
Name:	Beverly Armstrong
Title:	Vice President, Chief Compliance Officer, General Counsel and Secretary

[counterpart signature pages for Investors follow]

3

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Aisling Capital II, LP
Printed Name of Stockholder

/s/ Lloyd Appel
Signature of Stockholder

Title:	Lloyd Appel, CFO

Address:

Date:	11/1/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

BioVeda Fund Pte Ltd
Printed Name of Stockholder

/s/ BioVeda Fund Pte Ltd
Signature of Stockholder

Title:	By BioVeda Capital Pte Ltd,
its Investment Manager
Damien Lim, General Partner

Address:

Date:	10/25/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

William G. Coughlin
Printed Name of Stockholder

/s/ William G. Coughlin
Signature of Stockholder

Title:

Address:

Date:	10/26/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

D.E. Shaw Valence Portfolios, L.L.C.
Printed Name of Stockholder

/s/ Anne Dinning
Signature of Stockholder

Title:	Managing Director

Address:

Date:	10/27/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Thomas J. Dietz
Printed Name of Stockholder

/s/ Thomas J. Dietz
Signature of Stockholder

Title:

Address:

Date:	10/20/10

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Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Frederick Frank
Printed Name of Stockholder

/s/ Frederick Frank
Signature of Stockholder

Title:

Address:

Date:

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Alden I. Gifford
Printed Name of Stockholder

/s/ Alden I. Gifford
Signature of Stockholder

Title:

Address:

Date:	25 Oct 2010

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Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Beryl L. Snyder, Partner
Printed Name of Stockholder

/s/ Beryl L. Snyder, Partner
Signature of Stockholder

Title:	Partner

Address:	HBJ Investments, LLC

Date:	October 26, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

HBM BioVentures (Cayman) Ltd.
Printed Name of Stockholder

/s/ John Arnold
Signature of Stockholder

John Arnold
Title:	Chairman & Managing Director

Address:

Date:	22 Oct/2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Irwin Heller
Printed Name of Stockholder

/s/ Irwin Heller
Signature of Stockholder

Title:

Address:

Date:

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Hercules Technology Growth Capital, Inc.
Printed Name of Stockholder

/s/ K. Nicholas Martitsch
Signature of Stockholder

K. Nicholas Martitsch
Title:	Associate General Counsel

Address:

Date:	October 29, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

The Ingram Family Trust U/A/D 11/23/96 as amended

Printed Name of Stockholder

/s/ Gregory J. Ingram
Signature of Stockholder

Title:	Trustee

Address:	The Ingram Family Trust

Attn: Gregory J. Ingram, TTEE

Copy of all correspondence to:

The Ingram Family Trust

Attn: Diane Larson, Financial Mgr.

Date:	10/25/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Anthony John Khuri
Printed Name of Stockholder

/s/ Anthony John Khuri
Signature of Stockholder

Title:

Address:

Date:	10/26/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Louis Lacasse
Printed Name of Stockholder

/s/ Louis Lacasse
Signature of Stockholder

Louis Lacasse,
President
Title:	Genechem Management Inc.

Address:

Date:	Oct. 25, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Kevin J. Canning
Printed Name of Stockholder

/s/ Kevin J. Canning
Signature of Stockholder

Title:	Partner at Lahne and Manager of the LLC

Address:

Date:	10/26/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Peter Lawrence
Printed Name of Stockholder

/s/ Peter Lawrence
Signature of Stockholder

Title:

Address:

Date:

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Jay A. Levy
Printed Name of Stockholder

/s/ Jay A. Levy
Signature of Stockholder

Title:	Prof of Medicine

Address:

Date:	10/26/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Jay Levy/Sharon Levy
Printed Name of Stockholder

/s/ Jay Levy /s/ Sharon Levy
Signature of Stockholder

Title:	Shareholder

Address:

Date:	10/27/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Jay Howard Linn, Trustee
Irrevocable Trust Agreement Number 1
Printed Name of Stockholder

/s/ Jay Howard Linn
Signature of Stockholder

Title:	Trustee

Address:

Date:	Oct 21 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Ralph A. Loren
Printed Name of Stockholder

/s/ Ralph A. Loren
Signature of Stockholder

Title:

Address:

Date:	22 October 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Merifin Capital N.V.
Printed Name of Stockholder

by: Finabel S.A., Management Director
/s/ Guillaume de Rham by: Guillaume de Rham, Director
Signature of Stockholder

Title:

Address:	c/o Finabel SA

Date:	26 October 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Mintz Levin Investments, LLC
Printed Name of Stockholder

/s/ Jeffrey M. Wiesen, Manager
Signature of Stockholder

Title:	Manager

Address:

Date:	October 20, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Nomura International PLC
Printed Name of Stockholder

/s/ Denise Pallard-Knight
Signature of Stockholder

Title:	Managing Director

Address:

Date:	27th October 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Nomura Phase4 Ventures LP
Printed Name of Stockholder

/s/ Denise Pallard-Knight
Signature of Stockholder
Nomura Phase4 Ventures Limited as Manager of Nomura Phase4 Ventures LP

Title:	Managing Director

Address:

Date:	27th October 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

David Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Novack Family 1999 Trust f/b/o Emily Kate Novack

Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Emily K. Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Helen Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Novack Family 1999 Trust f/b/o Jeffrey Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Jeffrey N. Novack 1996 Trust
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Kenneth J. Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Kenneth J. Novack 1993 Revocable Trust
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Marianne M. Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Sara E. Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Novack Family 1999 Trust f/b/o Sarah Elizabeth Novack
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

The Osgood Family Trust UAD 4/14/2000
Printed Name of Stockholder

/s/ Richard H. Osgood, Trustee
Signature of Stockholder

Title:	The Osgood Family Trust UAD 4/14/2000

Address:

Date:	10/27/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

David Pastel
Printed Name of Stockholder

/s/ David Pastel
Signature of Stockholder

Title:	Mr. David Pastel c/o Levy

Address:

Date:	10/27/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Donald J.M. Phillips
Printed Name of Stockholder

/s/ Donald J.M. Phillips
Signature of Stockholder

Title:	CEO

Address:	Vox MEDICA

Date:	10/22/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Novack Family 1999 Trust f/b/o Laura Pontin
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Laura Novack Pontin
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Madeline Gunilla Pontin 1997 Present Interest Trust
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

POD Venture Partners AB
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

R. Robert Popeo
Printed Name of Stockholder

/s/ R. Robert Popeo
Signature of Stockholder

Title:

Address:

Date:

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

PRAG Associates LLC
Printed Name of Stockholder

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Agent

Address:	RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Suzanne Priebatsch
Printed Name of Stockholder

/s/ Suzanne Priebatsch
Signature of Stockholder

Title:	Norman and Suzanne Priebatsch

Address:

Date:	10/25/2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Robert D. Ritchie
Printed Name of Stockholder

/s/ Robert D. Ritchie
Signature of Stockholder

Title:

Address:

Date:	21 Oct 10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Rockwood Capital Corporation
Printed Name of Stockholder

/s/ David H. Carl
Signature of Stockholder

Title:	President

Address:

Date:	10/26/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

July and Peter Smith
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Beryl L. Snyder, Executrix
Printed Name of Stockholder

/s/ Beryl L. Snyder, Executrix
Signature of Stockholder

Title:	Executrix

Address:	Estate of Harold Snyder

Date:	October 26, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Patricia A. Suzman
Printed Name of Stockholder

/s/ Patricia A. Suzman
Signature of Stockholder

Title:

Address:

Date:	10/23/10

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Wheatley Medtech Partners, L.P.
Printed Name of Stockholder

/s/ Barry Rubenstein
Signature of Stockholder

By:	Barry Rubenstein

CEO, Wheatley Medtech Partners, LLC,
Title:	General Partner

Address:

Date:

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Miriam and Steven White
Printed Name of Stockholder, By

/s/ Patrick B. Maraghy
Signature of Stockholder

Title:	Duly Authorized Agent

Address:	c/o RINET Company, LLC

Date:	October 21, 2010

4

Counterpart Signature Page For Investors

The undersigned hereby agrees and consents to the Acknowledgement, Consent and Second Amendment to the Third Amended and Restated Investor Rights Agreement by and among the Paratek Pharmaceuticals, Inc. and the Stockholders (as defined therein) dated as of the date hereof.

Winchester Capital Technology Partners LLC and Winchester Capital Healthcare Partners LLC
Ceasar N. Anquillare
Printed Name of Stockholder

/s/ Ceasar N. Anquillare
Signature of Stockholder

Title:	President & CEO

Address:

Date:	11/10/10

4

EXHIBIT A

PARATEK PHARMACEUTICALS, INC.

INSTRUMENT OF ADHERENCE

TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

By execution and delivery of this signature page, Phase4 Ventures III LP hereby agrees to become a party to that certain Third Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) by and among Paratek Pharmaceuticals, Inc., a Delaware corporation, (the “Company”) and the Stockholders (as defined in the Investor Rights Agreement), dated as of October 19, 2007, as amended, and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Investor Rights Agreement that are applicable to the Stockholders generally, and to Series C Investors, Series D Investors and Series H Investors in particular. This Instrument of Adherence shall take effect and shall become a part of said Investor Rights Agreement immediately upon execution.

Executed, in counterpart, as of the date set forth below.

Phase4 Ventures III LP

By:
Its:

Address:

Date:

Accepted:

PARATEK PHARMACEUTICALS, INC.

By:
Thomas J. Bigger
President and Chief Executive Officer

Exhibit A-1

EXHIBIT B

SERIES C INVESTORS

Nomura International plc

Omega Fund III, L.P.

c/o Omega Fund Management Limited

FSC Corp.

Kenneth J. Novack

Becky Levin

Bio Fund Ventures II Ky

K/S Danish BioVenture

Merifin Capital N.V.

c/o Finabel S.A.

Harold Snyder

c/o HBJ Investments, LLC

Exhibit B-1

HBJ Investments, LLC

Mintz Levin Investment LLC

c/o Mintz, Levin, Cohn, Ferris,

      Glovsky and Popeo, P.C.

Irrevocable Trust Agreement Number I, Jay Howard Linn, Trustee

Norman and Suzanne Priebatsch

Robert D. Ritchie

Barclays Capital Inc. as Custodian for David Pastel IRA No.

Attn:  Louis Maione

Winchester Capital Healthcare Partners LLC

c/o Pensar N. Anquillare, President

Barclays Capital Inc. as Custodian for Frederick Frank IRA No.

Attn:  Louis Maione

Jay and Sharon Levy

R. Ellen and Mario Koenig

Exhibit B-2

Miriam and Steven White

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Helen Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

David Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Judy and Peter Smith

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Associates Limited Partnership II

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Marianne M. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Kenneth J. Novack 1993 Revocable Trust

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Exhibit B-3

Novack Family 1999 Trust f/b/o

Emily K. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Family 1999 Trust f/b/o Jeffrey Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Family 1999 Trust f/b/o Sara Elizabeth Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Family 1999 Trust f/b/o Laura Pontin

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Anthony John Khuri

c/o Khuri Consulting Group

Donald J. M. Phillips

c/o Ted Thomas Associates

Exhibit B-4

EXHIBIT C

SERIES D INVESTORS

Novartis BioVentures Ltd.

HBM BioVentures (Cayman) Ltd.

Attention John Arnold

Kenneth J. Novack

L&C Participation, LLC

Ralph A. Loren, Personal

DeAnn F. Smith, Personal

Formosa Healthcare Investments, L.P.

c/o Howard Lee, Ph.D.

Managing Director

Silver Biotech Management, Inc.

Exhibit C-1

Wheatley MedTech Partners, LP

Attention:  Maureen Wilson

With copies to:	Wheatley Partners Attention: David R. Dantzker, MD / Lawrence Wagenberg

FSC Corp.

c/o BancBoston Capital Inc.

Attention:  John J. Quintal

Alden I. Gifford

Rockwood Capital Corporation

c/o David H. Carts

William G. Coughlin

Barclays Capital Inc. as Custodian for David Pastel IRA

Attn:  Louis Maione

BioVeda Fund Pte Ltd

Attention:  Damien Lim

R. Ellen and Mario Koenig

Exhibit C-2

Barclays Capital Inc. as Custodian for Sharon Levy IRA No.

Attn:  Louis Maione

Barclays Capital Inc. as Custodian for Jay Levy IRA No.

Attn:  Louis Maione

Anthony Khuri

c/o Khuri Consulting Group

Robert Ritchie

Peter S. Lawrence

GeneChem Therapeutics

Venture Fund L.P

Nomura International PLC

Mintz Levin Investments, LLC

Mintz, Levin, Cohn,

        Ferris, Glovsky and Popeo, P.C.

Irwin Heller

Harold Snyder

Exhibit C-3

HBJ Investments, LLC

PRAG Associates LLC

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Merifin Capital N.V.

c/o Finabel SA

Omega Fund III, L.P.

c/o Omega Fund Management Limited

Winchester Capital Technology

Partners LLC

David R. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Peter and Judy Smith

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Steven and Miriam White

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Exhibit C-4

Helen Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

K/S Danish Bioventure

Coller International Partners IV Limited	Copy to: Coller Capital
c/o Coller Capital	Attn: Hiro Mizuno, Remdo Haaxman
Attention Mr. Paul McDonald	and Laura Bradshaw

POD Venture Partners AB (Reg. No. 556744-9441)

Attention Axel Roos

Robert E. Cawthorne

Bio Fund Ventures II L.P.

Squamata Limited

Exhibit C-5

EXHIBIT D

SERIES F INVESTORS

POD 1.0 AB (Reg No. 556744-9441)

Attention Axel Roos

Novartis BioVentures Ltd.

Frederick Frank

Anthony John Khuri

Khuri Consulting Group

R. Robert Popeo

Robert Cawthorn

Peter S. Lawrence

L&C Participation, LLC

DeAnn F. Smith, PERSONAL

Exhibit D-1

Kenneth J. Novack

David Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Jeffrey N. Novack 1996 Irrevocable Trust dated 2/14/96, Marianne M. Novack, David R.

Novack and Paul D. Bishop, Trustee

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Judy and Peter Smith

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Helen Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Miriam and Steven White

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Emily K. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Sara E. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Exhibit D-2

Madeline Gunilla Pontin 1997 Trust

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Laura Novack Pontin

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Omega Fund III, L.P.

c/o Omega Fund Management Limited

BioVeda Fund Pte Ltd

Attention:  Damien Lim, Ph.D.

BioFund Ventures II Follow-On Fund L.P.

Wheatley Med Tech Partners, LP

Attention:  Maureen Wilson

With copies to:	Wheatley Partners Attention: David R. Dantzker, MD / Lawrence Wagenberg

Rosemary Nguyen

Exhibit D-3

EXHIBIT E

SERIES H INVESTORS

Aisling Capital II, LP

Aisling Capital

Attn:  Anthony Sun

        With a copy to:

                McDermott Will & Emery

                Attn:  Todd A. Finger

D.E. Shaw Valence Portfolios, L.L.C.

Attn:  James Mackey

Hercules Technology Growth Capital, Inc.

Attn:  Scott Harvey

Boston Life Science Venture Corp.

Attn:  Dr. William Chung

Thomas J. Dietz

c/o Wedbush Morgan Securities

Attention Kathleen Shea

The Osgood Family Trust UAD 4/14/2000

c/o Wedbush Morgan Securities

Attention Kathleen Shea

Exhibit E-1

The Osgood Family Trust UAD 4/14/2000

c/o Wedbush Morgan Securities

Attention Kathleen Shea

Ben Perkins Custodian for William Beau Perkins Uniform Gift to Minors Act CA

c/o Wedbush Morgan Securities

Attention Kathleen Shea

Ben Perkins Custodian for Charlotte Rose Perkins Uniform Gift to Minors Act CA

c/o Wedbush Morgan Securities

Attention Kathleen Shea

The Ingram Family Trust U/A/D 11/23/96, as amended, Gregory J. Ingram & Heidi M. Ingram,

Trustees

c/o Wedbush’Morgan Securities

Attention Kathleen Shea

Sarah L. Gordon

Novartis BioVentures Ltd

Attn:  Emil Bock

Nomura Phase4 Ventures LP

Attn:  Dr. Denise Pollard-Knight

Bio Fund Ventures II Follow-On L.P.

Attn:  Kalevi Kurkijarri

Exhibit E-2

HBM BioVentures (Cayman) Ltd.

Attn:  John Arnold

Omega Fund III, L.P.

c/o Omega Fund Management Limited

BioVeda Fund Pte Ltd

Attn:  Damien Lim, Ph.D.

Kenneth J. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

PRAG Associates LLC

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Jeffrey N. Novack 1996 Trust

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Emily K. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Sara E. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Exhibit E-3

Madeline Gunilla Pontin 1997 Present Interest Trust

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

David Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Judy & Peter Smith

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Family 1999 Trust f/b/o Emily Kate Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Family 1999 Trust f/b/o Jeffrey Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Family 1999 Trust f/b/o Sarah Elizabeth Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Novack Family 1999 Trust f/b/o Laura Pontin

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Helen Novack

c/o RINET Company LLC

101 Federal Street

Boston, MA 02110

Attn:  Patrick B. Maraghy

Exhibit E-4

Miriam and Steven White

Boston, MA 02110

Attn:  Patrick B. Maraghy

Laura Novack Pontin

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

David and Lesley Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Marianne M. Novack

c/o RINET Company, LLC

Attn:  Patrick B. Maraghy

Peter S. Lawrence

Patricia A. Suzman

John P. Dunphy

KC Stone

c/o Wedbush Morgan Securities

Attention Kathleen Shea

Exhibit E-5